                                 LOAN AGREEMENT

THIS AGREEMENT dated this 6th day of May, 1994, by and between VERMONT ECONOMIC DEVELOPMENT AUTHORITY, a body corporate and politic and a public instrumentality of the State of Vermont with a principal office at 56 East State Street, Montpelier, Vermont 05602 ("Lender"), and ASCUTNEY MOUNTAIN RESORT, L.P. and ASCUTNEY MOUNTAIN RESORT HOTEL, L.P., limited partnerships organized and existing under the laws of the State of Delaware, with a place of business at West Windsor, Vermont (hereinafter referred to respectively as "AM Resort" and "AMR Hotel" and collectively as "Borrowers").

     WHEREAS, Borrowers have applied to Lender for a loan to finance, in part, the acquisition of and improvements to the Ascutney Mountain Resort, so-called, situated in West Windsor, Vermont (hereinafter referred to as the "Project"); and
     WHEREAS, Lender is willing to make such a loan to the Borrowers on the terms and conditions hereinafter set forth;

     NOW THEREFORE, for and in consideration of the mutual covenants hereinafter contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:


                                  ARTICLE I
                                  THE LOAN

SECTION 1.01: THE LOAN NOTE AND RATE

     Subject to the terms and conditions of this Agreement, Lender hereby agrees to lend to Borrowers, and Borrowers hereby agree to borrow from Lender, the sum of Four Hundred Thousand Dollars ($400,000.00) (hereinafter referred to as the "Loan"). The obligation of the Borrowers to repay the Loan shall be evidenced by the promissory note (hereinafter referred to as the "Note") of the Borrowers in a form satisfactory to Lender dated the date on which the Loan is made (hereinafter referred to as the "Closing") payable to the order of Lender in the principal amount of Four Hundred Thousand Dollars ($400,000.00) with interest thereon at the Rate specified therein (hereinafter referred to as the "Rate").

SECTION 1.02: THE TERM AND REPAYMENT

     The term of the Loan shall be ten (10) years. The Note shall be repaid in 120 equal installments of principal and interest calculated daily by reference to a repayment term or amortization period of fifteen (15) years. All payments shall be applied first to interest and then to principal. All payments shall be timely made to Lender, or its order, at or to 56 East State Street, Montpelier, Vermont 05602, or at such other address as the holder thereof may designate in writing.




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SECTION 1.03: PURPOSE OF LOAN

     The purpose of the Loan is to finance a portion of the cost of the acquisition and improvement of the Ascutney Mountain Resort, so-called, situated in West Windsor, Vermont.


                                   ARTICLE II

                   BORROWERS' REPRESENTATIONS AND WARRANTIES

     The Borrowers represent and warrant the following:

SECTION 2.01: DULY ORGANIZED

     AM Resort and AMR Hotel are limited partnerships duly organized, validly existing and in good standing under the laws of the State of Delaware and have the authority to enter into this Agreement and take such action as is required hereunder.

SECTION 2.02: DULY AUTHORIZED

     AM Resort and AMR Hotel are duly authorized, qualified and licensed under all applicable laws, regulations, ordinances and orders of public authority to carry on their businesses and hold each and every license, permit and other regulatory approval necessary to conduct their business operations at West Windsor, Vermont.

SECTION 2.03: LEGALLY BINDING INSTRUMENTS

     When this Agreement is executed by the Borrowers and Lender, and when the
Note is executed and delivered by the Borrowers for value, each such instrument shall constitute the legal, valid and binding obligation of the Borrowers in accordance with its terms. Each Security Agreement and Instrument, Financing Statement, Mortgage Deed and other lien on real or personal property shall constitute legal, valid and binding liens free and clear of all prior liens and encumbrances, except as otherwise expressly provided for herein.

SECTION 2.04: NO LEGAL SUITS

     There are no claims, actions, suits or proceedings instituted or filed and, to the best of the Borrowers' knowledge, there are no claims, actions, suits or proceedings threatened at law or in equity or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality that would have a materially adverse effect on the Project or the Borrowers' performance of this Agreement, except Appellant's right to appeal or move for rehearing the decision dated April 29, 1994 of the United States Court of Appeals, Second Circuit, in Ivankovich v. Canney, Docket No. 93-5116.


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SECTION 2.05: NO LEGAL AUTHORIZATION NEEDED

     No authorization, consent or approval, or any formal exemption of any governmental body, regulatory authority (federal, state or local) or mortgagee, creditor or third party is or was necessary to the valid execution and delivery by the Borrowers of this Agreement, the Note, or any Security Agreement or Instrument, Financing Statement or Mortgage.

SECTION 2.06: NOT IN DEFAULT

     Borrowers are not in default of any obligation, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or any mortgage, security agreement or collateral instrument securing the same.

SECTION 2.07: NO UNREMEDIED ADVERSE CHANGE

     The Borrowers certify that there has been no unremedied material adverse change since the date of loan application or loan approval in the financial condition of Borrowers, or the organization, operation, business prospects, fixed properties or personnel of the Borrowers.

                                  ARTICLE III

                              CONDITIONS TO CLOSING

     The obligation of the Lender to make the Loan shall be subject to the fulfillment at the time of closing of each of the following conditions:

SECTION 3.01: EXECUTION OF AUTHORIZATION

     The Borrowers shall have executed and delivered, in a form satisfactory to Lender and its legal counsel, this Loan Agreement, the Note, Mortgage Deed, Security Agreement and Financing Statements granting to Lender security in the real property and improvements thereto, machinery and equipment, accounts receivable and inventory that are to be or have been acquired, constructed, created, produced, generated or improved with the Loan proceeds, together with such other security instruments, guaranties, certificates, documents and assurances as Lender or its legal counsel may require. Said Mortgage Deed, Security Agreement, Financing Statements and other security instruments shall represent a valid and enforceable lien upon the property described therein, free and clear of all liens and encumbrances upon such property, except as otherwise expressly provided for therein, herein or otherwise in writing by Lender.

SECTION 3.02: ADDITIONAL SECURITY

     The Borrowers shall have complied with, delivered or caused to be delivered such other or additional security as Lender or its legal counsel may require, including but not limited to, for


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example, subordination agreements, personal guaranties or guaranties by
Borrowers' general partners and the pledge of collateral not otherwise expressly referred to herein.

SECTION 3.03: REPRESENTATIONS AND WARRANTIES

     All representations and warranties of Borrowers set forth herein shall be accurate as of the closing date as though such representations and warranties have been made as of that time.

SECTION 3.04: OPINION OF LEGAL COUNSEL TO BORROWER

     The Borrowers shall have delivered, or cause to be delivered to Lender, in a form acceptable to legal counsel for Lender, an opinion of legal counsel to Borrowers, which addresses, among other issues, the capacity and authority of the Borrowers to perform under the terms of this Loan Agreement and the documents referred to herein; the compliance of Borrowers' Project plans with all local, State of Vermont and federal environmental, zoning, planning, sanitary, land use and related statutes, rules and regulations and that all permits necessary or incidental to the Project have issued or been obtained by Borrowers; the status of title to Borrowers' real and/or personal property and the marketability thereof; and the enforceability of the security documents executed and delivered hereunder. Legal counsel to Lender shall be entitled to require such opinion to address any issues deemed pertinent by counsel and to require such supporting documentation as may also be deemed material to the opinion.

SECTION 3.05: COMPLIANCE WITH AGREEMENT

     The Borrowers shall have complied with each term, provision and condition of this Agreement required to be complied with before the closing date.

SECTION 3.06: EXTENSION OF CREDIT BY FLEET BANK-NH

     The Borrowers shall have received additional financing for the Project in the form of a loan from Fleet Bank-NH in the amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00), and a loan from Springfield Regional Development Corporation in the amount of Forty Thousand Dollars ($40,000.00). Said loan from Fleet Bank-NH to be in the form of a Reducing Revolver Credit Facility for a term of eight (8) years. The loan from Springfield Regional Development Corporation may be in the form of an equity pass-through type loan.

SECTION 3.07: CONTRIBUTION OF CAPITAL

     The Borrowers shall have received in the form of a contribution to capital a sum of not less than $1,500,000.00 from their limited and general partners, which sum shall be available for employment as equity to fund costs and expenses of the Project.



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SECTION 3.08: APPROVAL OF LENDER'S COUNSEL

     All actions, undertakings, instruments and documents required to carry out this Agreement or incidentally related thereto, including related legal matters, have been approved by counsel to Lender, which shall not be unreasonably withheld or delayed.

SECTION 3.09: BORROWERS' CERTIFICATE REGARDING HAZARDOUS MATERIALS AND SOLID WASTES

     Borrowers shall have provided Lender with a sworn statement as to whether any hazardous materials or solid wastes have been disposed or generated on, upon or within the property pledged as security for repayment of the Note, or will be generated on such property, and if so, the nature and extent of same, the location where the hazardous materials or solid wastes have been disposed of or will be stored or deposited and, if located upon this pledged property. The nature and extent of same and how the hazardous materials and solid wastes have been or will be disposed of, stored or deposited and whether such disposal, storage and deposit has been or will be pursuant to a federal or state permit.
A true copy of any such permit shall be attached to Borrowers' certificate.

SECTION 3.10: JOINT AND SEVERAL PERSONAL GUARANTY OF STEVEN PLAUSTEINER AND SUSAN PLAUSTEINER

     There shall have been delivered to Lender, in a form satisfactory to legal counsel for Lender, the unconditional joint and several personal guaranties of the Note and the Loan by Steven Plausteiner and Susan Plausteiner.

SECTION 3.11: GUARANTY OF SNOWDANCE SKI COMPANY AND SNOWDANCE HOTEL
COMPANY

     There shall have been delivered to Lender, in a form satisfactory to legal counsel for Lender, the unconditional guaranties of the Note and the Loan by Snowdance Ski Company and Snowdance Hotel Company.

                                   ARTICLE IV

                     AFFIRMATIVE COVENANTS OF THE BORROWERS

     The Borrowers agree to comply with the following covenants from the date hereof until Lender has been fully repaid with interest, unless Lender, its successors or assigns, shall otherwise consent in writing:

SECTION 4.01: PAYMENT OF THE LOAN

     The Borrowers agree to immediately pay when due the principal and interest on the Note according to its terms and conditions and to immediately pay when due any other amounts that

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may become due and payable to Lender under or pursuant to the terms of this
Agreement or the documents executed and delivered in connection herewith.

SECTION 4.02: PAYMENT OF ORIGINATION FEE AND LENDER'S EXPENSES

     In consideration of Lender's expenses associated with processing and servicing this Loan, the Borrowers agree to pay to Lender at closing an origination fee of two percent (2%) of the principal amount of the Loan ($8,000.00) and all engineering and extraordinary legal expenses that may be incurred in connection with review and assessment of the Project and closing of the Loan.

SECTION 4.03: COMPLIANCE WITH CLOSING DOCUMENTS

     The Borrowers agree to comply with each term, condition and provision of all documents and instruments required under the terms of this Loan Agreement including, but not limited to, the Note, Real Property Mortgage, Security Agreement, Financing Statements and other documents granting security for the Loan to be made hereunder.

SECTION 4.04: MAINTAIN AND INSURE PROPERTY

     The Borrowers agree at all times to maintain the property provided as security for this Loan in such condition and repair that Lender's security will be adequately protected. The Borrowers also agree to maintain during the term of the Loan adequate hazard insurance policies covering fire and such other hazards, including but not limited to windstorm, lightning, hail, business interruption, explosion, riot, civil commotion, aircraft, vehicle, marine, smoke, builder's risk, public liability, property damage, flood or mudslide, or any other hazard insurance that may be required to protect the security, in an amount that is at least the lesser of the depreciated replacement value of the insured property, the amount of the Loan or sufficient to prevent the Borrowers from becoming co-insurers and issued by companies satisfactory to Lender with acceptable loss payee clauses in favor of Lender under a standard or New York Mortgage Interest Clause which shall provide a minimum of thirty (30) days' written notice to Lender prior to cancellation. Borrowers agree Lender may advance and pay any unpaid premiums necessary to maintain adequate hazard insurance coverage upon the secured property and that any sums so paid shall, at the sole discretion of Lender, be immediately due and payable or be added to the principal indebtedness of the Note and bear interest at the Rate provided for therein.

SECTION 4.05: MAINTAIN WORKER'S COMPENSATION INSURANCE

     The Borrowers agree at all times to maintain worker's compensation insurance in accordance with the applicable provisions of Vermont Statutes Annotated.

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SECTION 4.06: MAINTAIN AND SUBMIT FINANCIAL STATEMENTS; CERTIFICATION

     The Borrowers agree to maintain quarterly internally compiled financial statements and balance sheets and to provide the said financial statements and balance sheets to Lender within 45 days of the end of the accounting period. The Borrowers also agree to submit to Lender within 90 days of the end of its fiscal year CPA reviewed annual income statements and balance sheets. Such financial statements shall be submitted to Lender as long as the Note remains unpaid.

     In addition, year end financial statements shall be accompanied by a certification of a certified public accountant that at fiscal year end Borrowers were in compliance with all loan covenants set forth in this Loan Agreement, in a form acceptable to Lender.

SECTION 4.07: PAY ALL TAXES

     The Borrowers agree to pay and discharge all taxes, assessments and governmental charges upon them or against their properties prior to the date upon which penalties attach thereto, except that the Borrowers shall not be required to pay any such tax, assessment or governmental charge which is being contested by them in good faith by or through appropriate proceedings. Borrowers agree Lender may advance and pay any taxes or assessments made against or upon the secured property and that any sums so paid shall, at the sole discretion of Lender, be immediately due and payable or be added to the principal indebtedness of the Note and bear interest at the Rate provided for therein.

SECTION 4.08: MAINTAIN EXISTENCE

     The Borrowers agree to maintain their existence under Delaware law, and their rights, privileges and franchises within the State of Vermont and to qualify and remain qualified to do business in good standing under the laws of the State of Vermont.

SECTION 4.09: RIGHT TO INSPECTION

     The Borrowers agree to grant Lender, until the Note has been fully repaid with interest, the right at reasonable hours to inspect the real and/or personal property pledged to secure this Loan. The Borrowers further agree to provide Lender free access to the Borrowers' premises for the purpose of such inspection to determine the condition of such real and personal property and real estate.

SECTION 4.10: NULL AND VOID COVENANTS

     The Borrowers agree that in the event any provision of this Loan Agreement, any other instrument executed at closing or the application thereof to any person or circumstance shall be

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declared null and void, invalid, or held for any reason to be unenforceable by a court of competent jurisdiction, the remainder of such agreement shall nevertheless remain in full force and effect, and to this end, the provisions of all covenants, conditions and agreements described herein are deemed separate.

SECTION 4.11: EXPENSES AND CLOSING COSTS

     The Borrowers agree to pay all fees, expenses and charges in respect to the Loan, or its making, or the transfer of security to Lender or in any way connected therewith, including but not limited to applicable title insurance and survey costs, recording and filing fees, property transfer taxes, if any, and any other taxes, fees and expenses in connection with this transaction or with the enforcement of this Loan Agreement, the Note, the Mortgage Deeds and Security Agreement.

SECTION 4.12: INDEMNIFICATION

     The Borrowers agree to indemnify and save Lender or its successors and assigns harmless against any and all liability with respect to, or resulting from, any delay in discharging any obligation of the Borrowers.


SECTION 4.13: HAZARDOUS MATERIAL AND SOLID WASTE INDEMNIFICATION

     The Borrowers hereby agree to indemnify and save Lender and its successors and assigns harmless from any and all liability resulting from any storage or disposal of hazardous materials or solid wastes upon the property pledged as security for repayment of the Note, which such indemnification shall include, but not be limited to, the cost and expense of clean-up and response to such storage or disposal.

SECTION 4.14: COMPLIANCE WITH ENVIRONMENTAL REGULATIONS

     The Borrowers agree to comply with all applicable federal and state environmental regulations concerning the storage and disposal of hazardous materials and solid wastes during the term of the Note, including any extensions thereof.

SECTION 4.15: COMPLIANCE WITH CONDITIONS OF LOAN

     Borrowers agree to comply with all covenants, terms and conditions imposed by Fleet Bank-NH in connection with the Loan of said Bank to Borrower. All covenants, terms and conditions of said loan from Fleet Bank-NH to Borrowers are hereby incorporated by reference as affirmative covenants of the Borrowers in this agreement.

SECTION 4.16: EXPENSES OF COLLECTION OR ENFORCEMENT

     The Borrowers agree, if at any time the Borrowers default on any provision of this Loan Agreement, to pay Lender or its successors and assigns, in addition to any other amounts that may

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be due from the Borrowers, an amount equal to the reasonable costs and expenses of collection, enforcement or correction of default incurred by Lender or its assigns in such collection, enforcement or correction of default, including, but not limited to, the fees, costs and expenses of legal representation of Lender.


SECTION 4.17: MAINTENANCE OF EMPLOYMENT

     Borrowers shall maintain a reasonable level of employment, as required by 10 V.S.A. 'SS' 264, at the eligible facilities owned by Borrowers upon which Lender is taking a mortgage as security for the Note. For the purposes of this covenant, a reasonable level of employment shall be deemed not to have been maintained whenever the Borrowers, employing collectively fifty (50) or more employees at their facilities, permanently transfer, within any three (3) month period, fifty percent (50%) or more of those employees or employment positions to any out-of-state facility.

SECTION 4.18: OCCUPY AND UTILIZE ELIGIBLE FACILITY

     As long as the Note remains unpaid, Borrowers agree to occupy and utilize the Project as an eligible facility as that term is defined in 10 V.S.A.
'SS' 212(6).

                                    ARTICLE V

                       NEGATIVE COVENANTS OF THE BORROWER

     The Borrowers covenant and agree that, from the date hereof until payment in full of the Note, unless Lender, its successors or assigns, shall otherwise consent in writing, they will not enter into any agreement or other commitment the performance of which would constitute a breach of any of the covenants contained in this Loan Agreement including, but not limited to, the following:

SECTION 5.01: ENCUMBER THE MORTGAGED PROPERTY

     The Borrowers will neither create nor suffer to exist any mortgage, pledge, lien, charge or encumbrance, including liens arising from judgments, on the property pledged as security for repayment of the Note ("Mortgaged Property"), exclusive of that arising under the Mortgage Deed, Security Agreement and other security instruments executed and delivered to Lender hereunder, or except as otherwise agreed to in writing, in advance, by Lender, or the following: (i) deposits under Workmen's Compensation, Unemployment Insurance and Social Security laws; (ii) liens imposed by law such as carrier's, warehousemen's or mechanic's liens incurred in good faith in the ordinary course of business, and which do not in the aggregate have a material adverse effect on the Borrowers' financial condition or the mortgaged property; and (iii) purchase money security interests in machinery and equipment acquired by Borrowers subsequent to the date of this Loan Agreement pursuant to Section 5.06(a) of



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this Agreement. Borrowers agree that any loan made to them by their limited partners, general partners or directors shall be subordinate to the Loan of Lender.

SECTION 5.02: PREPAYMENT OF OBLIGATIONS

     The Borrowers shall not make payments of principal before the due date thereof pursuant to the terms of a note or notes executed and delivered by Borrowers to Fleet Bank-NH or Springfield Regional Development Corporation without contemporaneous payment of a proportional percentage of the principal due pursuant to the Note.

SECTION 5.03: CONVEY THE MORTGAGED PROPERTY

     The Borrowers will not sell, convey, or suffer to be conveyed, lease, assign, transfer, hypothecate or otherwise dispose of the Mortgaged Property without the express prior written approval of Lender.

SECTION 5.04: CHANGE OF OWNERSHIP

     The Borrowers will not, without the express prior written approval of Lender, permit or cause to occur any material change in the ownership, structure, control or operation of AM Resort or AMR Hotel, including but not limited to:

          (a) merger into or consolidation with any other person, firm, corporation or business entity;

          (b) any dissolution, termination or liquidation of the Borrowers or transfer of a majority interest, including but not limited to the pledge, encumbrance or hypothecation of such interest; or

          (c) any transfer, alienation or conveyance of Borrowers' capital assets or properties outside of the ordinary course of business.

     For purposes of this Section 5.04, a "material change" is any change in which majority control is lost, gained, transferred or conveyed.


SECTION 5.05: CHANGE OF THE PROJECT

     The Borrowers will neither permit nor suffer to exist, without the prior written consent of Lender, any material change in the Project's plans and/or specifications as same are represented by the existing plans and specifications heretofore submitted to Lender by Borrowers in connection with the Loan application. A material change will include any significant variance in the accepted plans and specifications and increases in contract prices, and/or additional financial obligation with respect to the construction of improvements on the Mortgaged Property.


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SECTION. 5.06: RESTRICTION UPON FINANCIAL ACTIVITIES

     The Borrowers shall not, absent the prior written approval of Lender, which shall not be unreasonably withheld if, in the sole discretion of Lender, the financial operations of Borrowers justify approval, conduct, perform, commit nor suffer any of the following:

          (a) Purchase or lease of capital assets not included in the Project having a fair market value in the aggregate in excess of $300,000 in any fiscal year;

          (b) Pay salaries, bonuses or compensation to any limited or general partner of Borrowers, or any officer, director or shareholder of a general partner of Borrowers or any guarantor of the Note in excess of $50,000 in any fiscal year;

          (c) Make loans to any partner, officer, director or shareholder of a general partner or any guarantor of the Loan;

          (d) Pay interest or principal on loans made to AM Resort or AMR Hotel from a partner, officer or director of a general partner or any guarantor of the Loan;

          (e) Merge or be consolidated by, into or with any other business entity;

          (f) Acquire any business entity;

          (g) Be acquired by any business entity;

          (h) Substantially revise or restructure the ownership of Borrowers which, for purposes of this Section 5.06(h), shall be defined to be any change in majority control of either Borrower;

          (i) Form, capitalize or acquire any subsidiary; or

          (j) Make distributions to limited or general partners of Borrowers, except for distributions sufficient to offset the income tax liabilities of the partners due to income earned by Borrowers.

                                  ARTICLE VI

                      EVENTS OF DEFAULT AND ACCELERATION

     The entire unpaid principal of the Note, and the interest accrued thereon, shall become immediately due and payable, without any notice or demand of any kind or any presentment or protest, if any one of the following events (hereinafter referred to as an "Event of Default") shall occur, whether voluntarily or



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involuntarily, or without limitation occurring or brought about by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rules or regulations of any administrative or governmental body:

SECTION 6.01: NON-PAYMENT OF LOAN

     If the Borrowers shall fail to make payment when due of any installment of principal on the Note, or interest accrued thereon, and if the default shall remain unremedied for twenty (20) days after the mailing of notice of such default to Borrowers.

SECTION 6.02: NON-PAYMENT OF OTHER INDEBTEDNESS

     If default shall be made in the payment when due of any installment of principal or of interest on any of Borrowers' other indebtedness and if such default shall remain unremedied for twenty (20) days after the mailing of notice of such default to Borrowers.

SECTION 6.03: INCORRECT REPRESENTATION OR WARRANTY

     Any representation or warranty contained in this Loan Agreement or in any certificate furnished pursuant hereto, shall prove to have been incorrect when made in any material respect.

SECTION 6.04: DEFAULT IN COVENANTS

     The Borrowers shall default in the performance of any other term, covenant or agreement contained in this Loan Agreement, and such default shall continue unremedied for twenty (20) days after the mailing of notice of such default to Borrowers.

 SECTION 6.05: VOLUNTARY INSOLVENCY

     The Borrowers shall become insolvent or shall cease to pay its debts as they mature or shall voluntarily file a petition seeking reorganization of, or the appointment of, a receiver, trustee or the pursuit of liquidation of the Borrowers or a substantial portion of their assets, or to effect a plan or other arrangements with creditors, or shall be adjudicated bankrupt, or shall make a voluntary assignment for the benefit of creditors.

 SECTION 6.06: INVOLUNTARY INSOLVENCY

     If an involuntary petition shall be filed against the Borrowers under any bankruptcy, insolvency or similar law seeking the reorganization of or the appointment of any receiver, trustee or liquidator for the Borrowers, or of a substantial part of the property of the Borrowers, or a writ or warrant of attachment or similar process shall be issued against a substantial part of the property of the Borrowers, and such petition shall not be dismissed, or such writ or warrant of attachment or similar


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process shall not be released or bonded, within sixty (60) days after filing or levy thereof.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS


SECTION 7.01: WAIVER OF NOTICE

     No failure or delay on the part of the Lender in exercising any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof or the exercise of any other right, power or remedy hereunder. No modification or waiver of any provision of this Loan Agreement or of the Note, nor of any event will be effective unless the same shall be reduced to a writing, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand upon the Borrowers in any case shall entitle the Borrowers to any other or further notice or demand in similar or other circumstances.

SECTION 7.02: NOTICES

     All notices, consents, requests, demand and other communications hereunder shall be in writing and shall be deemed to have been duly given to a party hereto if mailed by certified mail, postage prepaid, to the Lender and the Borrowers at the following addresses:


If to Lender:       Vermont Economic Development Authority
                    56 East State Street
                    Montpelier, VT 05602

If to Borrowers:    Ascutney Mountain Resort, L.P.
                    Attention: Susan D. Plausteiner
                    P. O. Box 699
                    Brownsville, VT 05037

                    Ascutney Mountain Resort Hotel, L.P.
                    Attention: Susan D. Plausteiner
                    P. O. Box 699
                    Brownsville, VT 05037

SECTION 7.03: SURVIVAL OF REPRESENTATIONS AND WARRANTIES


     All agreements, representations and warranties made by the Borrowers herein or in any other document or certificate delivered to Lender in connection with the transactions contemplated by this Loan Agreement shall survive the delivery of this Agreement, the Note, the Mortgage Deed and the Security



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Agreement hereunder, and shall continue in full force and effect so long as the
Note is outstanding.

SECTION 7.04: SUCCESSORS AND ASSIGNS

     This Loan Agreement shall be binding upon the Borrowers, their successors and permitted assigns, provided however, that the Borrowers may not assign or transfer any rights hereunder without the prior written consent of Lender. This Agreement shall inure to the benefit of Lender, its successors and assigns, and, except as otherwise expressly provided in particular provisions hereof, all subsequent holders of the Note.

SECTION 7.05: COUNTERPARTS

     This Loan Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SECTION 7.06: GOVERNING LAW

     This Loan Agreement, the Note, the Security Agreements and Financing Statements, the Mortgage Deed and each and every other document contemplated hereby shall be deemed contracts made under the laws of the State of Vermont, and for all purposes shall be construed in accordance with the laws of the State of Vermont.

SECTION 7.07: ARTICLE AND SECTION HEADINGS

     Article and section headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused their names to be subscribed and their seals affixed as of the date and the year first above written.


[signature]
----------------------
Witness

                              VERMONT ECONOMIC DEVELOPMENT
                              AUTHORITY

                              By: /s/ PAUL S. DENTON
                                  -------------------------
                                  Paul S. Denton, Manager

                              ASCUTNEY MOUNTAIN RESORT,
                              L.P., By its General partner,
                              Snowdance Ski Company

[signature]                   By: /s/ SUSAN D. PLAUSTEINER
---------------------             ---------------------------
Witness                           President and Duly
                                  Authorized Agent of
                                  Snowdance Ski Company

                              ASCUTNEY MOUNTAIN RESORT
                              HOTEL, L.P., By its General
                              Partner, Snowdance Hotel
                              Company

[signature]                   By: /s/ SUSAN D. PLAUSTEINER
---------------------             -------------------------------
Witness                           President and Duly
                                  Authorized Agent of
                                  Snowdance Hotel Company

                               AGREEMENT BETWEEN
                     VERMONT ECONOMIC DEVELOPMENT AUTHORITY,
                  SUSAN D. PLAUSTEINER, STEVEN H. PLAUSTEINER,
                SNOWDANCE SKI COMPANY AND SNOWDANCE HOTEL COMPANY

     THIS AGREEMENT made as of the date and year hereinafter referred to by and between Vermont Economic Development Authority ("VEDA"), Steven H. Plausteiner and Susan D. Plausteiner (collectively "Plausteiners"), Snowdance Ski Company ("Snowdance Ski") and Snowdance Hotel Company ("Snowdance Hotel").

     WHEREAS, Ascutney Mountain Resort, L.P. and Ascutney Mountain Resort Hotel, L.P. ("Borrowers") have applied to VEDA for a loan in the principal amount of Four Hundred Thousand Dollars ($400,000.00) with interest at 5.5% and a term of ten (10) years (the "Loan"); and

     WHEREAS, as a condition precedent to making said loan, VEDA has required Plausteiners, Snowdance Ski and Snowdance Hotel to guarantee payment of the Promissory Note evidencing such loan (the "Note") and to comply with certain requirements of the Loan Agreement entered into by and between Borrowers and VEDA (the "Loan Agreement"); and

     WHEREAS, Snowdance Ski is the general partner and Plausteiners are the limited partners of Ascutney Mountain Resort, L.P., and Susan Plausteiner is the sole shareholder of Snowdance Ski; and

     WHEREAS, Snowdance Hotel is the general partner and Plausteiners are the limited partners of Ascutney Mountain Resort Hotel, L.P., and Susan Plausteiner is the sole shareholder of Snowdance Hotel;

     NOW, THEREFORE, for and in consideration of One Dollar and Other Good and Valuable Consideration paid to the Borrowers, Plausteiners, Snowdance Ski and Snowdance Hotel by VEDA, and in order to induce VEDA to make the loan to Borrowers, the parties hereto agree as follows:

     1. Plausteiners agree to submit personal financial statements to VEDA contemporaneous with execution of the within Agreement and annually within 90 days of the end of Borrowers' fiscal year, as long as the Note remains unpaid.

     2. Snowdance Ski and Snowdance Hotel each agree to submit CPA reviewed annual financial statements to VEDA contemporaneous with execution of the within Agreement and annually within 90 days of the end of Borrowers' fiscal year, as long as the Note remains unpaid.


     3. Plausteiners, Snowdance Ski and Snowdance Hotel agree to comply with the restrictions upon financial activities set forth in Section 5.06 of the Loan Agreement and to be bound thereby.

     4. Plausteiners, Snowdance Ski and Snowdance Hotel certify there has been no unremedied material adverse change since the date of Borrowers' loan application or loan approval in the financial condition of Plausteiners, Snowdance Ski and Snowdance Hotel.

     5. This Agreement shall be construed pursuant to and in accordance with the laws of the State of Vermont, shall inure to the benefit of and bind the successors and assigns of each of the parties hereto, and may be executed in several counterparts, each of which shall constitute but one and the same original.


     IN WITNESS WHEREOF, the parties hereto have set their hands and seals this _____ day of May, 1994.


                                     VERMONT ECONOMIC DEVELOPMENT
                                     AUTHORITY

                                     By: /s/ PAUL S. DENTON
                                        ------------------------
                                        Paul S. Denton, Manager

                                        /s/ STEVEN H. PLAUSTEINER
                                        -------------------------
                                        Steven H. Plausteiner

                                        /s/ SUSAN D. PLAUSTEINER
                                        -------------------------
                                        Susan D. Plausteiner

                                     SNOWDANCE SKI COMPANY

                                      By: /s/ SUSAN D. PLAUSTEINER
                                         -------------------------
                                         Its President and Duly
                                         Authorized Agent

                                     SNOWDANCE HOTEL COMPANY

                                      By: /s/ SUSAN D. PLAUSTEINER
                                         -------------------------
                                         Its President and Duly
                                         Authorized Agent

                              TERM PROMISSORY NOTE

$400,000.00                                         West Windsor, Vermont
                                                    May 6, 1994

     FOR VALUE RECEIVED, the undersigned, ASCUTNEY MOUNTAIN RESORT, L.P. and ASCUTNEY MOUNTAIN RESORT HOTEL, L.P. ("Borrowers"), jointly and severally promise to pay to VERMONT ECONOMIC DEVELOPMENT AUTHORITY ("Lender"), or order, the principal sum of Four Hundred Thousand Dollars ($400,000.00) in lawful currency of the United States of America, with interest thereon from the date hereof until paid at the rate of five and five-tenths percent (5.5%) per annum, in 120 equal monthly installments of $3,268.33 each, commencing on the 6th day of June, 1994, and on the 6th day of each succeeding month thereafter until May 6, 2004, when the entire indebtedness evidenced by this Note, including accrued interest, if not sooner paid, shall be due and payable in full.

     Each of such installments shall be applied first in the payment of interest and the remainder in the reduction of the principal amount of this note. Payments shall be made at the office of the Lender in Montpelier, Vermont.

     Borrowers reserve the right to prepay the principal sum outstanding, in whole or in part, without incurring penalty, fine, interest or premium charge.


     If default is made in the payment of any installment of principal or interest due on this Note, or if default is made in the performance of any other term, condition, provision or covenant of the Loan Agreement by and between Borrowers and Lender of even date herewith (the "Loan Agreement"), or of any Mortgage Deed or Security Agreement securing this Note, and if such default continues for more than twenty (20) days after the mailing of notice thereof by Lender to Borrowers, as set forth in the Loan Agreement, the entire unpaid principal balance hereof and accrued thereon shall at once become due and payable, without further notice. If default occurs in this Note, the undersigned agrees to reimburse the Lender for all reasonable attorney's fees and expenses and all other reasonable fees, costs and expenses incurred by Lender in connection with the default, as provided in the Loan Agreement. Borrowers further agree that all of the terms, conditions, provisions and covenants in the Loan Agreement and other instruments executed and delivered as security for this Note are incorporated herein by reference and made a part hereof, including, but not limited to, events of default and the Lender's rights as to acceleration of the indebtedness evidenced by this Note. Failure to exercise any option provided for herein shall not constitute a waiver of such right in the event of a subsequent default or the right to exercise same at any other time.

     All parties to this Note, whether principal, surety, guarantor, endorser or accommodation maker, hereby waive presentment for payment, demand, protest, notice of protest and notice of dishonor, and agree that the receipt of interest in advance or the extension of time shall not relinquish or discharge any endorser, surety, accommodation maker or guarantor of this Note.

     This Note shall be governed as to validity, interpretation, construction of fact and in all other respects by the laws of the State of Vermont. If any provision of this Note should conflict with applicable law, such conflict shall not affect other provisions which can be given effect without the conflicting provision, and to this end the provisions of this Note are declared to be severable.

NOTICE TO CO-SIGNER:

YOUR SIGNATURE TO THIS NOTE MEANS THAT YOU ARE EQUALLY LIABLE FOR REPAYMENT OF THIS NOTE. IF THE BORROWERS DO NOT PAY, THE LENDER HAS A LEGAL RIGHT TO COLLECT FROM YOU.

                                    ASCUTNEY MOUNTAIN RESORT,
                                    L.P., By its General Partner,
                                    Snowdance Ski Company

/s/                                 By: /s/
-------------------------              ---------------------------
Witness                                President and Duly
                                       Authorized Agent of
                                       Snowdance Ski Company

                                   ASCUTNEY MOUNTAIN RESORT
                                   HOTEL, L.P., By its General
                                   Partner, Snowdance Hotel
                                   Company

/s/                                By:/s/
-------------------------             ---------------------------
Witness                               President and Duly
                                      Authorized Agent of
                                      Snowdance Hotel Company

                                 MORTGAGE DEED

     KNOW ALL MEN BY THESE PRESENTS, that ASCUTNEY MOUNTAIN RESORT, L.P., a limited partnership organized and existing under the laws of the State of Delaware, with its principal place of business at West Windsor, in the County of Windsor and State of Vermont ("Mortgagor"), in consideration of Ten and More Dollars ($10.00) paid to it by VERMONT ECONOMIC DEVELOPMENT AUTHORITY, a body corporate and politic and a public instrumentality of the State of Vermont, organized and existing pursuant to Title 10 of Vermont Statutes Annotated, Chapter 13, with a principal office in Montpelier, County of Washington, State of Vermont, ("Mortgagee"), the receipt of which is hereby acknowledged, do hereby GIVE, GRANT, BARGAIN, SELL AND CONVEY unto the Mortgagee, its successors and assigns forever, the following described premises situated in West Windsor, in the County of Windsor and State of Vermont, viz:

     Being all those same lands and premises described in Schedule A attached hereto and made a part hereof as if set forth at length and in full herein.

     TO HAVE AND TO HOLD such property unto Mortgagee and Mortgagee's successors and assigns forever, together with all improvements now or hereafter erected on the property, and all easements, rights, appurtenances, rents, royalties, interests, water, water rights, and all fixtures now or hereafter attached to the property, all of which, including replacements and additions thereto, shall be deemed to be and remain a part of the property covered by this Mortgage, and all of the foregoing, together with said property, are all hereafter collectively referred to as the "Property";

     And further, the said Mortgagor, for itself and its successors and assigns, does covenant with the said Mortgagee, its successors and assigns, that until the ensealing of these presents it is the sole owner of the premises above described and has good right and title to convey the same in the manner aforesaid; and that it is FREE FROM EVERY ENCUMBRANCE, except as aforesaid, and it does hereby engage to WARRANT AND DEFEND the same against all lawful claims whatsoever, except as aforesaid.

     THE CONDITION OF THIS DEED is that if the said Mortgagor or its successors and assigns shall well and truly pay or cause to be paid VERMONT ECONOMIC DEVELOPMENT AUTHORITY, its successors or assigns, the principal sum of Four Hundred Thousand Dollars ($400,000.00), as specified in one note in that amount of even date, the terms of which are herein incorporated by reference, and any renewal, substitution or replacements thereof, together with accrued interest and any other amounts required to be paid pursuant to the terms thereof ("the Note"), and to secure to Mortgagee the full and faithful payment and performance of each and all of the following when due:

     (a) The repayment of all amounts advanced by Mortgagee to Mortgagor, whether now outstanding or hereafter arising, and whether absolute or contingent;

     (b) The payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Mortgage;

     (c) The performance of the covenants and agreements of Mortgagor in this Mortgage;

     (d) The performance by Mortgagor of all other present or future agreements, covenants and contracts between Mortgagor and Mortgagee, however arising;

     (e) Any and all other indebtedness, obligations and loans owed or guaranteed by Mortgagor to Mortgagee, whether now existing or hereafter arising, and whether absolute or contingent; and

     (f) All attorney's fees and expenses and all fees and expenses of other experts employed by Mortgagee hereunder.

     All of the previously referred to present and future debts, covenants, contracts and obligations of Mortgagor to Mortgagee are hereafter referred to as the "Obligations".

And the Mortgagor further COVENANTS AND AGREES that:

     1. Mortgagor shall promptly pay when due the principal of and interest on the Note, and the indebtedness evidenced by the Obligations, together with any prepayment and late charges as provided in the Obligations, and shall fully and promptly perform when due all of Mortgagor's other duties under the Obligations.


     2. Mortgagor shall keep the buildings and improvements now or hereafter erected on the Property insured by fire and extended coverage insurance policies issued by insurance companies authorized to do business in the State of Vermont in an amount approved by Mortgagee, with Mortgagee named as Mortgagee under a standard mortgage clause providing for payment to Mortgagee in the event of loss despite any defenses insurer may ahve against Mortgagor and providing for cancellation or non-renewal of the policy only upon ten days' prior written notice to Mortgagee. Insurers are authorized to make payment of loss directly to Mortgagee, and Mortgagor shall pay all insurance premiums on said policies. In the event of loss, the Mortgagor shall immediately give notice by mail to the Mortgagee which may make proof of loss if not promptly made by the Mortgagor.

     3. Mortgagor shall pay all land lease rental, all local, municipal, county, state and federal taxes and assessments, water rents, sewage charges and other governmental or municipal charges or assessments levied upon the Property or upon the interests of the Mortgagee in the Property, and in the event of default thereof, the Mortgagee may (but without obligation to do so) pay the same and any insurance premiums due under paragraph 2 hereof, and the same, when so paid by the Mortgagee, shall, with interest at the rate of 10% per annum, be immediately due and payable or, at the sole option of the Mortgagee, be added to the principal of the Note.

     4. Mortgagor shall not convey or attempt to convey any equitable, legal or other interests in the Property encumbered by this Mortgage, except a prior and senior mortgage heretofore granted by Mortgage and Security Agreement dated February 23, 1994, to Fleet Bank-NH, which appears of record in Book 50, at pages 178-202 of the Town of West Windsor Land Records.

     5. No sale of the Property and no forbearance on the part of the Mortgagee and no extension given by the Mortgagee of the time for the payment of the indebtedness hereby secured shall operate to release, discharge, modify, change or affect the original liability of the Mortgagor in whole or in part.

     6. Mortgagor shall not suffer liens superior to the lien hereby created to attach to or be enforced against the Property premises or any part thereof, except that referred to above in paragraph 4 hereof, and will keep said premises in as good repair, order and condition as they now are or hereafter may be put into and will not commit nor permit any strip or waste of the Property or any part thereof, reasonable use and wear excepted.

     7. The Mortgagee may, at its sole option, advance and pay any sums of money that in its judgment may be necessary in order that this Mortgage shall at all times be a prior mortgage upon the Property, except the prior and senior mortgage interest conveyed to Fleet Bank-NH, and any and all sums of money so advanced shall, with interest at the rate of 10% per annum, be immediately due and payable, or, at the sole option of the Mortgagee, be added to the principal indebtedness secured by this Mortgage.

     8. The Mortgagor will comply with the provisions of a Loan Agreement entered into between the Mortgagor and Mortgagee herein dated of even date herewith, the provisions of which are incorporated herein by reference, and with the terms of any agreement, mortgage note or Mortgage and Security Agreement entered into between the Mortgagor and Fleet Bank-NH.

     9. If there shall be a default in the payment of any installment of principal or interest of the Note or if there be a default in the due observance or performance of any other covenant, condition or agreement contained in this Mortgage or the Loan Agreement dated of even date herewith, and such default continues for more than twenty (20) days after the mailing of the notice thereof by the Mortgagee to the Mortgagor, addressed to Susan D. Plausteiner, President, Snowdance Ski Company, General Partner, Ascutney Mountain Resort, L.P., P.O. Box 699, Brownsville VT 05037, or to such other address as Mortgagor may request in writing, then the entire unpaid principal balance of the Note secured hereby and accrued interest theron and any other amounts provided for herein shall at once become due and payable without further notice, at the option of the Mortgagee. In the event of such acceleration, the Mortgagee may immediately start proceedings to protect its interest. If the Mortgagor defaults, it hereby agrees to pay all the reasonable costs and charges of any such proceeding including, but not limited to foreclosure proceedings, together with Mortgagee's reasonable attorney's fees in excess of 2% of the amount of this Mortgage, if applicable.


     10. Mortgagor hereby assigns to Mortgagee the rents of the Property and all profits derived from any and all uses of the Property, including but not limited to those derived from business and business conducted thereon, provided that Mortgagor shall, prior to acceleration under paragraph 9 hereof, or abandonment of the Property, have the right to collect and retain such rents and profits as they become due and payable. Upon acceleration of the Note or any other Obligation or abandonment of the Property, Mortgagee in person, by agent, or by judicially appointed receiver, shall be entitled to enter upon, take possession of and manage the Property and to lease the Property or any part thereof, and to collect the said rents and profits of the Property, including those past due. All rents and profits collected by Mortgagee or the receiver shall be applied first to payment of the cost of management of the Property and collection of rents and profits, including but not limited to reasonable receiver's fees, premiums on receiver's bonds and reasonable attorney's fees, and then to the sum secured by this Mortgage. Mortgagee and the receiver shall be liable to account only for those rents and profits actually received; Mortgagor hereby consents to the appointment of such receiver.

     11. This Mortgage includes a power of sale in accordance with 12 V.S.A. 'SS' 4531 et seq.

     NOW THEREFORE, if the Mortgagor shall well and truly pay all amounts as specified hereunder and as above provided according to the tenor and effect of this instrument and shall faithfully perform all the other conditions and covenants contained in this Mortgage and in the Note and in the Loan Agreement dated May , 1994, then this Mortgage shall be void; otherwise the same shall remain in full force and virtue in law.

     IN WITNESS WHEREOF, the said Mortgagor, ASCUTNEY MOUNTAIN RESORT, L.P., has caused its name to be hereunto subscribed and its seal hereto affixed by its
President and Duly Authorized Agent, this    day of May, 1994.

                                     ASCUTNEY MOUNTAIN RESORT, L.P.
                                     BY: SNOWDANCE SKI COMPANY, ITS
                                     GENERAL PARTNER

___________________________
Witness                              By:________________________________
                                        President and Duly
                                        Authorized Agent of
                                        Snowdance Ski Company
___________________________
Witness

STATE OF VERMONT
WINDSOR COUNTY, SS.



     At    in said County this      day of May, 1994, personally appeared Susan
D. Plausteiner, President and Duly Authorized Agent of Snowdance Ski Company, General Partner of Ascutney Mountain Resort, L.P., and she acknowledged the foregoing instrument by her subscribed to be her free act and deed, and the free act and deed of Ascutney Mountain Resort, L.P.

                                      Before me,_________________________
                                                    Notary Public


                                   DISCHARGE

      Vermont Economic Development Authority, by its duly authorized agent, hereby acknowledges satisfaction of the Mortgage Deed within, and the same is
discharged at                , on       , A.D., 19         .

_________________________                       _______________________
Witness
_________________________                       _______________________
Witness

                                   SCHEDULE A
                                   ----------

                           Legal Description - Resort
                          ---------------------------

     It being all and the same lands and premises with all rights appurtenant thereto conveyed by virtue of a Trustee's Deed dated September 1, 1993 from John
R. Canney, III, Trustee to Ascutney Mountain Resort, L.P., recorded in Book 49 at Pages 85-91 of the West Windsor Land Records and described in particular as follows:

     The following real property being 743.51 acres, more or less, together with all buildings and improvements thereon and any and all easements, licenses, rights and interests therein or appurtenant thereto (including, without limitation, the easements, licenses, rights and interests described hereinbelow), located in the Town of West Windsor, County of Windsor, State of Vermont being more particularly described and/or depicted on a survey dated April 21, 1988, revised April 23, 1988, and May 10, 1988, prepared by Farnsworth Surveys of Brownsville, Vermont entitled "Land of Mt. Ascutney Associates, Brownsville, Vermont" comprising 2 sheets, being Drawing No. 88-737 and Drawing No. 88-737A, a mylar thereof recorded on Pages 176-177 of the West Windsor Map
Rack:

        1. Parcels 1, 8, 9, 10, 11, 12, 13A, 13B, and 20. Containing 575.44
     acres, more or less, with all buildings and improvements thereon situated, located on the southerly side of Vermont Route #44 in West Windsor (Brownsville), Vermont, and further being described and commonly referred to as the Mt. Ascutney Ski Area, owned by Mt. Ascutney Associates by virtue of a Warranty Deed dated September 28, 1984 from Mt. Ascutney Corporation, recorded in Book 29 at Pages 16-23 of the West Windsor Land Records, and a Corrective Warranty Deed dated November 14, 1984 from Mt. Ascutney Corporation, recorded in Book 29 at Pages 166-173 of the West Windsor Land Records, and by virtue of a Warranty Deed dated November 12, 1984 from Mt. Ascutney Corporation, recorded in Book 29 at Pages 128-130 of the West Windsor Land Records.

        2. Parcel 2. Containing 2.54 acres, more or less, with building thereon situated, and further being described as Lot S-1 of the Sky Hawk Village Development, so-called, at Mt. Ascutney, owned by Mt. Ascutney Associates by virtue of a Warranty Deed dated December 31, 1986 from Lee E. Thurston and Edith M. Thurston, recorded in Book 35 at Pages 346-347 of the West Windsor Land Records.

        3. Parcel 3. Containing 2.26 acres, more or less, and further being described as Lot T-5 of the Ascutney Mountain Village Development, so-called, owned by Mt. Ascutney Associates by virtue of a Quit-Claim Deed dated April 1, 1985 from Sarah H. Giles, recorded in Book 32 at Pages 23-24 of the West Windsor Land Records.

        4. Parcel 4. Containing 2.24 acres, more or less, and further being described as Lot T-1 of the Ascutney Mountain Village Development, so-called, owned by Mt. Ascutney Associates by virtue of a Quit-Claim Deed dated April 1, 1985 from Sarah H. Giles, recorded in Book 32 at Pages 25-26 of the West Windsor Land Records.

        5. Parcel 5. Containing .98 acres, more or less, and further being described as Lot S-65 of the Sky Hawk Village Development, so-called, owned by Mt. Ascutney Associates by virtue of a Warranty Deed dated September 28, 1984 from Mt. Ascutney Corporation, recorded in Book 29 at Pages 24-26 of the West Windsor Land Records.

        6. Parcel 7. Containing 1.09 acres, more or less, and further being described as Lot S-45 of the Sky Hawk Village Development, so-called, owned by Mt. Ascutney Associates by virtue of a Warranty Deed dated March 16, 1987 from Lee R. Sisti, recorded in Book 36 at Pages 194-196 of the West Windsor Land Records.

        7. McArdle Parcel. Containing 1.07 acres, more or less, and further being described as Lot S-46 of the Sky Hawk Village Development, so-called, owned by Mt. Ascutney Associates by virtue of a Warranty Deed dated October 3, 1988 from Richard and Lois McArdle, recorded in Book 41 at Pages 102-103 of the West Windsor Land Records.

        8. McDermott Parcel. Containing 1.05 acres, more or less, and further being described as Lot S-47 of the Sky Hawk Village Development, so-called, owned by Mt. Ascutney Associates by virtue of a Warranty Deed dated March 26, 1988 from Michael J. and Linda C. McDermott, recorded in Book 39 at Pages 422-424 of the West Windsor Land Records.

        9. Parcels 14 and 15. Containing 95.26 acres, more or less, with right-of-way appurtenant thereto, located on both sides of Town Road No. 40 in West Windsor, Vermont, and further being described as property owned by Mt. Ascutney Associates by virtue of a Warranty Deed dated September 28, 1984 from Summit Ventures Incorporated, recorded in Book 29 at Pages 29-33 of the West Windsor Land Records, and a Corrective Warranty Deed dated November 14, 1984 from Summit Ventures Incorporated, recorded in Book 29 at Pages 161-165 of West Windsor Land Records.

        10. Parcel 16. Containing 2.09 acres, more or less, and further being described as Lot No. 5 of the Ascutney Mountain Village Development, so-called, owned by Mt. Ascutney Associates by virtue of a Warranty Deed dated December 18, 1984 from Walter C. Paine, recorded in Book 30 at Pages 1-2 of the West Windsor Land Records.

        11. Parcels 17A and 17B. Containing a total of 3.15 acres, more or less, and further being described as Lots No. 3 and 4 of the Ascutney Mountain Village Development, so-called, owned by Mt. Ascutney Associates by virtue of a Warranty Deed dated June 18, 1985 from Charlotte A. Donaldson Maher, recorded in Book 32 at Pages 140-142 of the West Windsor Land Records.


        12. Parcels 18A, 18B, 18C, 18D, and 18E. Containing a total of 51.2 acres, more or less, and further being described as the property owned by Mt. Ascutney

     Associates by virtue of a Warranty Deed dated July 18, 1985 from Summit Ventures Incorporated, recorded in Book 32 at Pages 218-221 of the West Windsor Land Records.

        13. Village Road, so-called. That portion of Village Road, so-called, extending from State Aid Highway 2 to Sky Hawk Lane, so-called, containing by estimate 3.5 acres, more or less.

        14. Brown Parcel. Containing 1.64 acres, more or less, and further being described as the property owned by Mt. Ascutney Associates by virtue of a Warranty Deed dated November 13, 1987 from Kneeland C. Brown and Shirley A. Brown, recorded in Book 39 at Pages 425-426 of the West Windsor Land Records.

        15. Easement granted pursuant to a Warranty Deed dated September 28, 1984 from Mt. Ascutney Corporation, recorded in Book 29 at Pages 16-23 of the West Windsor Land Records, and a Corrective Warranty Deed dated November 14, 1984 from Mt. Ascutney Corporation, recorded in Book 29 at Pages 166-173 of the West Windsor Land Records.

        16. Right of Way granted pursuant to a Warranty Deed dated March 16, 1987 from Lee R. Sisti, recorded in Book 36 at Pages 194-196 of the West Windsor Land Records.

        17. Right of Way granted pursuant to a Warranty Deed dated October 3, 1988 from Richard and Lois McArdle, recorded in Book 41 at Pages 102-103 of the West Windsor Land Records.

        18. Right of Way granted pursuant to a Warranty Deed dated March 26, 1988 from Michael J. and Linda C. McDermott, recorded in Book 39 at Pages 422-424 of the West Windsor Land Records.

        19. Any rights to the land within Town Road 40 granted pursuant to a Warranty Deed dated September 28, 1984 from Summit Ventures Incorporated, recorded in Book 29 at Pages 29-33 of the West Windsor Land Records, and a Corrective Warranty Deed dated November 14, 1984 from Summit Ventures Incorporated, recorded in Book 29 at Pages 161-165 of the West Windsor Land Records.

        20. Rights in land granted pursuant to a Warranty Deed dated July 18, 1985 from Summit Ventures Incorporated, recorded in Book 32 at Pages 218-221 of the West Windsor Land Records.

        21. Easements and rights granted pursuant to a Warranty Deed, from Mt. Ascutney Associates, to Mt. Ascutney Associates Realty Company, Inc., dated December

     17, 1984 and recorded in the West Windsor Land Records on December 20, 1984 in Book 29, pages 253-258.

        22. Spring Rights granted pursuant to a Warranty Deed, dated as of May 26, 1961 from Stewart and Patricia Barrows to Mt. Ascutney Ski Area, Inc., recorded in the West Windsor Land Records in Book 14, Page 126.

        23. All real property, improvements, leases, licenses, easements, rights of way, and such other interests of Trustee in, to or pertaining to lands and premises of the Debtors known as the Mt. Ascutney Ski Area and Resort a/k/a the Mt. Ascutney Ski Resort, but specifically excluding any real property, improvements, leases, licenses, rights-of-way, and easements granted by Trustee to:

           (a) Ascutney Mountain Resort Hotel, L.P., a Delaware limited partnership, pursuant to the terms of that certain Trustee's Deed (Hotel) bearing even date herewith;

           (b) Ascutney Mountain Resort Realty, L.P., a Delaware limited partnership, pursuant to the terms of that certain Trustee's Deed (Mountain's Edge), bearing even date herewith; and

           (c) Ascutney Mountain Resort, L.P., a Delaware limited partnership, pursuant to the terms of that certain Trustee's Deed (Sewerline), bearing even date herewith.

     The references contained in Paragraphs 1 through 12 and Paragraph 14 of this Exhibit A to any deeds or the previous owner of the property or interests described therein are included solely for reference purposes and do not, in any way, modify or limit the legal description of the property or interests insured hereby.

                                 MORTGAGE DEED

     KNOW ALL MEN BY THESE PRESENTS, that ASCUTNEY MOUNTAIN RESORT HOTEL, L.P., a limited hotel partnership organized and existing under the laws of the State of Delaware, with its principal place of business at West Windsor, in the County of Windsor and State of Vermont ("Mortgagor"), in consideration of Ten and More Dollars ($10.00) paid to it by VERMONT ECONOMIC DEVELOPMENT AUTHORITY, a body corporate and politic and a public instrumentality of the State of Vermont, organized and existing pursuant to Title 10 of Vermont Statutes Annotated, Chapter 13, with a principal office in Montpelier, County of Washington, State of Vermont, ("Mortgagee"), the receipt of which is hereby acknowledged, do hereby GIVE, GRANT, BARGAIN, SELL AND CONVEY unto the Mortgagee, its successors and assigns forever, the following described premises situated in West Windsor, in the County of Windsor and State of Vermont, viz:

          Being all those same lands and premises described in Schedule A attached hereto and made a part hereof as if set forth at length and in full herein.

     TO HAVE AND TO HOLD such property unto Mortgagee and Mortgagee's successors and assigns forever, together with all improvements now or hereafter erected on the property, and all easements, rights, appurtenances, rents, royalties, interests, water, water rights, and all fixtures now or hereafter attached to the property, all of which, including replacements and additions thereto, shall be deemed to be and remain a part of the property covered by this Mortgage, and all of the foregoing, together with said property, are all hereafter collectively referred to as the "Property";

     And further, the said Mortgagor, for itself and its successors and assigns, does covenant with the said Mortgagee, its successors and assigns, that until the ensealing of these presents it is the sole owner of the premises above described and has good right and title to convey the same in the manner aforesaid; and that it is FREE FROM EVERY ENCUMBRANCE, except as aforesaid, and it does hereby engage to WARRANT AND DEFEND the same against all lawful claims whatsoever, except as aforesaid.

     THE CONDITION OF THIS DEED is that if the said Mortgagor or its successors and assigns shall well and truly pay or cause to be paid to VERMONT ECONOMIC DEVELOPMENT AUTHORITY, its successors or assigns, the principal sum of Four Hundred Thousand Dollars ($400,000.00), as specified in one note in that amount of even date, the terms of which are herein incorporated by reference, and any renewal, substitution or replacements thereof, together with accrued interest and any other amounts required to be paid pursuant to the terms thereof ("the Note"), and to secure to Mortgagee the full and faithful payment and performance of each and all of the following when due:

          (a) The repayment of all amounts advanced by Mortgagee to Mortgagor, whether now outstanding or hereafter arising, and whether absolute or contingent;

          (b) The payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Mortgage;

          (c) The performance of the covenants and agreements of Mortgagor in this Mortgage;

          (d) The performance by Mortgagor of all other present or future agreements, covenants and contracts between Mortgagor and Mortgagee, however arising;

          (e) Any and all other indebtedness, obligations and loans owed or guaranteed by Mortgagor to Mortgagee, whether now existing or hereafter arising, and whether absolute or contingent; and

          (f) All attorney's fees and expenses and all fees and expenses of other experts employed by Mortgagee hereunder.

     All of the previously referred to present and future debts, covenants, contracts and obligations of Mortgagor to Mortgagee are hereafter referred to as the "Obligations".

     And the Mortgagor further COVENANTS AND AGREES that:

          1. Mortgagor shall promptly pay when due the principal of and interest on the Note, and the indebtedness evidenced by the Obligations, together with any prepayment and late charges as provided in the Obligations, and shall fully and promptly perform when due all of Mortgagor's other duties under the Obligations.

          2. Mortgagor shall keep the buildings and improvements now or hereafter erected on the Property insured by fire and extended coverage insurance policies issued by insurance companies authorized to do business in the State of Vermont in an amount approved by Mortgagee, with Mortgagee named as Mortgagee under a standard mortgage clause providing for payment to Mortgagee in the event of loss despite any defenses insurer may have against Mortgagor and providing for cancellation or non-renewal of the policy only upon ten days' prior written notice to Mortgagee. Insurers are authorized to make payment of loss directly to Mortgagee, and Mortgagor shall pay all insurance premiums on said policies. In the event of loss, the Mortgagor shall immediately give notice by mail to the Mortgagee which may make proof of loss if not promptly made by the Mortgagor.

          3. Mortgagor shall pay all land lease rental, all local, municipal, county, state and federal taxes and assessments, water rents, sewage charges and other governmental or municipal charges or assessments levied upon the Property or upon the interests of the Mortgagee in the Property, and in the event of default thereof, the Mortgagee may (but without obligation to do so) pay the same and any insurance premiums due under paragraph 2 hereof, and the same, when so paid by the Mortgagee, shall, with interest at the rate of 10% per annum, be immediately due and payable or, at the sole option of the Mortgagee, be added to the principal of the Note.

          4. Mortgagor shall not convey or attempt to convey any equitable, legal or other interests in the Property encumbered by this Mortgage, except a prior and senior mortgage heretofore granted by Mortgage and Security Agreement dated February 23, 1994, to Fleet Bank-NH, which appears of record in Book 50, at pages 178-202 of the Town of West Windsor Land Records.

          5. No sale of the Property and no forbearance on the part of the Mortgagee and no extension given by the Mortgagee of the time for the payment of the indebtedness hereby secured shall operate to release, discharge, modify, change or affect the original liability of the Mortgagor in whole or in part.

          6. Mortgagor shall not suffer liens superior to the lien hereby created to attach to or be enforced against the Property premises or any part thereof, except that referred to above in paragraph 4 hereof, and will keep said premises in as good repair, order and condition as they now are or hereafter may be put into and will not commit nor permit any strip or waste of the Property or any part thereof, reasonable use and wear excepted.

          7. The Mortgagee may, at its sole option, advance and pay any sums of money that in its judgment may be necessary in order that this Mortgage shall at all times be a prior mortgage upon the Property, except the prior and senior mortgage interest conveyed to Fleet Bank-NH, and any and all sums of money so advanced shall, with interest at the rate of 10% per annum, be immediately due and payable, or, at the sole option of the Mortgagee, be added to the principal indebtedness secured by this Mortgage.

          8. The Mortgagor will comply with the provisions of a Loan Agreement entered into between the Mortgagor and Mortgagee herein dated of even date herewith, the provisions of which are incorporated herein by reference, and with the terms of any agreement, mortgage note or Mortgage and Security Agreement entered into between the Mortgagor and Fleet Bank-NH.

          9. If there shall be a default in the payment of any installment of principal or interest of the Note, or if there be a default in the due observance or performance of any other covenant, condition or agreement contained in this Mortgage or the Loan Agreement dated of even date herewith, and such default continues for more than twenty (20) days after the mailing of the notice thereof by the Mortgagee to the Mortgagor, addressed to Susan D. Plausteiner, President, Snowdance Hotel Company, General Partner, Ascutney Mountain Resort Hotel, L.P., P.O. Box 699, Brownsville, VT 05037, or to such other address as Mortgagor may request in writing, then the entire unpaid principal balance of the Note secured hereby and accrued interest thereon and any other amounts provided for herein shall at once become due and payable without further notice, at the option of the Mortgagee. In the event of such acceleration, the Mortgagee may immediately start proceedings to protect its interest. If the Mortgagor defaults, it hereby agrees to pay all the reasonable costs and charges of any such proceeding including, but not limited to foreclosure proceedings, together with Mortgagee's reasonable attorney's fees in excess of 2% of the amount of this Mortgage, if applicable.

          10. Mortgagor hereby assigns to Mortgagee the rents of the Property and all profits derived from any and all uses of the Property, including but not limited to those derived from business and business conducted thereon, provided that Mortgagor shall, prior to acceleration under paragraph 9 hereof, or abandonment of the Property, have the right to collect and retain such rents and profits as they become due and payable. Upon acceleration of the Note or any other Obligation or abandonment of the Property, Mortgagee in person, by agent, or by judicially appointed receiver, shall be entitled to enter upon, take possession of and manage the Property and to lease the Property or any part thereof, and to collect the said rents and profits of the Property, including those past due. All rents and profits collected by Mortgagee or the receiver shall be applied first to payment of the cost of management of the Property and collection of rents and profits, including but not limited to reasonable receiver's fees, premiums on receiver's bonds and reasonable attorney's fees, and then to the sum secured by this Mortgage. Mortgagee and the receiver shall be liable to account only for those rents and profits actually received; Mortgagor hereby consents to the appointment of such receiver.

          11. This Mortgage includes a power of sale in accordance with 12 V.S.A. 'SS' 4531 et seq.

     NOW THEREFORE, if the Mortgagor shall well and truly pay all amounts as specified hereunder and as above provided according to the tenor and effect of this instrument and shall faithfully perform all the other conditions and covenants contained in this Mortgage and in the Note and in the Loan Agreement dated May __, 1994, then this Mortgage shall be void; otherwise the same shall remain in full force and virtue in law.

     IN WITNESS WHEREOF, the said Mortgagor, ASCUTNEY MOUNTAIN RESORT HOTEL, L.P., has caused its name to be hereunto subscribed and its seal hereto affixed by its President and Duly Authorized Agent, this ___ day of May, 1994.



                                       ASCUTNEY MOUNTAIN RESORT
                                       HOTEL, L.P.
                                       By: SNOWDANCE HOTEL COMPANY,
                                       ITS GENERAL PARTNER


__________________________________     By: __________________________________
Witness                                    President and Duly
                                           Authorized Agent of
                                           Snowdance Hotel Company


__________________________________
Witness

STATE OF VERMONT
WINDSOR COUNTY, SS.


     At ________________________ in said County this ______ day of May, 1994, personally appeared Susan D. Plausteiner, President and Duly Authorized Agent of Snowdance Hotel Company, General Partner of Ascutney Mountain Resort Hotel, L.P., and she acknowledged the foregoing instrument by her subscribed to be her free act and deed, and the free act and deed of Ascutney Mountain Resort Hotel, L.P.


                                       Before me, ______________________________
                                                         Notary Public











                                   DISCHARGE


     Vermont Economic Development Authority, by its duly authorized agent, hereby acknowledges satisfaction of the Mortgage Deed within, and the same is discharged at ___________________, on ______________________, A.D., 19___.



__________________________________         __________________________________
Witness



__________________________________         __________________________________
Witness

                                   SCHEDULE A

                           Legal Description - Hotel

     It being all and the same lands and premises with all rights appurtenant thereto conveyed by virtue of a Trustee's Deed dated September 1, 1993 from John
R. Canney, III, Trustee to Ascutney Mountain Resort Hotel, L.P., recorded in Book 49 at Pages 92-102 of the West Windsor Land Records and described in particular as follows:

     The following real property, together with any and all easements, licenses, rights and interest therein or appurtenant thereto (including, without limitation, the easements, licenses, rights and interests described hereinbelow), located in the Town of West Windsor, County of Windsor, State of
Vermont:

          The parcel shown as "Phase I - Mt. Ascutney Assoc. Realty Co., Inc." on a survey dated April 21, 1988, revised April 23, 1988, and May 10, 1988, prepared by Farnsworth Surveys of Brownsville, Vermont entitled "Land of Mt. Ascutney Associates, Brownsville, Vermont" comprising 2 sheets, being Drawing No. 88-737 and Drawing No. 88-737A, a mylar thereof recorded on Pages 176-177 of the West Windsor Map Rack, together with buildings and improvements thereon situated, and further being described as the property depicted on a survey dated December 7, 1984, revised December 13, 1984, prepared by Farnsworth Surveys of Brownsville, Vermont, Robert W. Farnsworth, Registered Land Surveyor, entitled "Property Survey for Mt. Ascutney Associates - Mt. Ascutney Ski Area - Phase I (Built-Up Area) - Brownsville, West Windsor, Vermont", Drawing No. 84-455-B, a mylar thereof recorded at Page 135 of the West Windsor Map Rack, comprising two parcels of land containing 25.9 acres, more or less (Site "A") and 3.2 acres, more or less (Site "B"), together with that portion of Village Road, so-called, situated between Sites "A" and "B" containing .7 acre, more or less, totalling 29.8 acres, more or less, formerly owned by Mt. Ascutney Associates Realty Company, Inc. by virtue of a Warranty Deed dated December 17, 1984 from Mt. Ascutney Associates, recorded in Book 29 at Pages 253-258 of the West Windsor Land Records.

     Reference may also be made to a Termination of Declaration of Mt. Ascutney Hotel Condominium dated January 12, 1994, recorded in Book 50 at Pages 35-36 of the West Windsor Land Records, wherein the Declaration of Mt. Ascutney Hotel Condominium dated December 17, 1984, recorded in Book 29 at Pages 282-318 of the West Windsor Land Records was terminated.

                               SECURITY AGREEMENT

     THIS AGREEMENT made this 6th day of May, 1994, under the laws of the State of Vermont, between Ascutney Mountain Resort Hotel, L.P. ("Debtor"), whose mailing address is P. O. Box 699, Brownsville, VT 05037, and Vermont Economic Development Authority ("Secured Party"), whose address is 56 East State Street, Montpelier, Vermont;

                              W I T N E S S E T H

     1. To secure the payment of an indebtedness in the amount of $400,000.00 as evidenced by a note in the principal amount of $400,000.00 with interest at five and five-tenths percent (5.5%) per annum for a term of ten (10) years (the "Note"), and also to secure any other indebtedness or liability of the Debtor to the Secured Party, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including all future advances or loans which may be made at the option of the Secured Party ("Obligations"), Debtor hereby grants and conveys to the Secured Party a security interest in, and mortgages to the Secured Party,

          (a) the property described in the schedule herein ("collateral"), which collateral the Debtor represents will be used primarily in business;

          (b) all property, goods and chattels of the same classes as those scheduled, acquired by the Debtor subsequent to the execution of this Agreement and prior to its termination;

          (c) all proceeds, if any;

          (d) all increases, substitutions, replacements, additions and accessions thereto.

     2. DEBTOR WARRANTS, COVENANTS AND AGREES AS FOLLOWS:

          (a) Payment. To pay and perform all of the Obligations secured by this Agreement according to their terms;

          (b) Defend Title. To defend the title to the collateral against all persons and against all claims and demands whatsoever, which collateral is lawfully owned by the Debtor and is now free and clear of all liens, security interests, claims, charges, encumbrances, taxes and assessments except as may be set forth in the schedule;

          (c) Assurance of Title. On demand of the secured party to:

               i. furnish further assurance of title;

               ii. execute any written agreement or do any other acts necessary to effectuate the purposes and provisions of this Agreement;

               iii. execute any instrument or statement required by law or otherwise in order to perfect, continue or terminate the security interest of the Secured Party in the collateral; and

               iv. pay all costs of filing in connection therewith;

          (d) Possession. To retain possession of the collateral during the existence of this Agreement and not to sell, exchange, assign, loan, deliver, lease, mortgage or otherwise dispose of same without the written consent of the Secured Party except as may be set forth in the schedule;

          (e) Location. To keep the collateral at the location identified as Route 44, Brownsville, VT 05037, and not to remove same (except in the usual course of business for temporary periods) without the prior written consent of the Secured Party;

          (f) Liens. To keep the collateral free and clear of all liens, charges, encumbrances, taxes and assessments, except the prior lien of Fleet Bank-NH in the principal amount of $1,250,000, or as expressly agreed to in writing by Lender provided, however, that any such lien, charge, encumbrance or assessment which Debtor is actively contesting or making a diligent effort to remove shall not be construed to be in violation of this paragraph (f);

          (g) Taxes. To pay, when due, all taxes, assessments and license fees relating to the collateral provided, however, that any such tax, assessment or license fee which Debtor is actively contesting, appealing or challenging pursuant to statute shall not be construed to be in violation of paragraph (g);

          (h) Repairs. To keep the collateral, at Debtor's own cost and expense, in working order and not to misuse, abuse or waste it or allow it to deteriorate except for normal wear and tear and to make it and the books of the Corporation available for inspection by the Secured Party at the location specified in the schedule at all reasonable times and upon reasonable notice;

          (i) Insurance. To keep the collateral insured against loss by fire and extended coverage, theft and other hazards as the Secured Party may require. Policies shall be in such form and amounts and with such companies as the Secured Party may designate and the policies shall be obtained from responsible insurers authorized and licensed to engage in the insurance business in the State of Vermont. Certificates of insurance or policies shall name the Secured Party as an additional insured as the holder of a security interest and shall be deposited with the Secured Party who is authorized, but under no duty, to obtain such insurance upon failure of the Debtor to do so. Policies shall provide that there will be no cancellation or non-renewal without at least thirty (30) days notice in writing to the Secured Party and that any defenses the insurer may have against the Debtor will not be defenses against the Secured Party. Debtor shall give immediate written notice to the Secured Party and to insurers of loss or damage to the collateral and shall promptly file proofs of loss with insurers. In the event of default by Debtor as defined in Section 3(e), Debtor agrees to appoint the Secured Party the attorney-in-fact for the Debtor in obtaining, adjusting and canceling any such insurance and endorsing settlement drafts and agrees to assign to the Secured Party all sums which may become payable under such insurance, including return premiums and dividends, as additional security for the indebtedness. At least twenty (20) days before the termination date of any fire and extended coverage insurance policies covering all secured property, Debtor shall provide Lender evidence that the policies are being renewed or new policies will be in force on the termination date;

          (j) Use of Loan Proceeds. To use the proceeds of the loan to pay part of the purchase price of the machinery and equipment to be purchased with the proceeds of the loans by Secured Party and Fleet Bank-NH ("Bank"), and other costs incidental thereto as represented by Debtor in its application;

          (k) Change of Address. To immediately notify the Secured Party in writing of any change in or discontinuance of Debtor's place or places of business and/or residence;

          (1) Affixed to Realty. If the collateral has been attached to or is to be attached to real estate, to provide a description of the real estate and the name and address of the record owner as set forth in the schedule herein; if the said collateral is attached to real estate prior to the perfection of the security interest granted hereby, Debtor will, on demand of the Secured Party, furnish the latter with a disclaimer or disclaimers, signed by all persons having an interest in the real estate, of any interest in the collateral which is prior to Secured Party's interest.

     3. GENERAL PROVISIONS:

          (a) Notes. Notes, if any, executed in connection with this Agreement, are separate instruments and may be negotiated by the Secured Party without releasing Debtor, the collateral or any guarantor or co-maker. Debtor consents to any extension of time of payment. If there be more than one Debtor, guarantor or co-maker of this Agreement or of Notes secured hereby, the obligation of all shall be primary, joint and several;

          (b) Non-Waiver. Waiver of, or acquiescence in, any default by the Debtor, or failure of the Secured Party to insist upon strict performance by the Debtor of any warranties or agreements in this Security Agreement, shall not constitute a waiver of any subsequent or other default or failure;

          (c) Notices. Notices to either party shall be in writing and shall be delivered personally or by mail addressed to the party at the address herein set forth or otherwise designated in writing;

          (d) Law Applicable. The Vermont Uniform Commercial Code shall govern the rights, duties and remedies of the parties, and any provisions herein declared invalid under any law shall not invalidate this Agreement or any other provision thereof;

          (e) Default. The following shall constitute a default by Debtor:

               i. Non-Payment. Failure to pay the principal or interest on the Note or any indebtedness owed to Secured Party when due;

               ii. Violation. Failure by Debtor to comply with or perform any provision of this Agreement, the Loan Agreement, the Note or mortgage between Secured Party and Debtor, or loan agreements, notes, mortgages or security agreements between Bank and Debtor;

               iii. Misrepresentation. False or misleading representations or warranties made by Debtor in this Agreement;

               iv. Levy. Subjection of the collateral to levy of execution or other judicial process;

               v. Bankruptcy or Other Insolvency Proceedings. The Debtor making a general assignment for the benefit of creditors, or filing a petition in voluntary bankruptcy or seeking a reorganization or consenting to the appointment of a receiver of its property or allowing a petition against it seeking declaration of bankruptcy or insolvency and the failure by Debtor to vacate same within 60 days after the filing of said petition;

               vi. Liquidation. Liquidation or termination of the legal existence of the Debtor or the death of both individual guarantors of the Debtor's obligations;

               vii. Impairment of Security. Any substantial reduction in the value of the collateral or any act of the Debtor which substantially imperils the prospect of full performance or satisfaction of the Debtor's Obligations herein;

          (f) Remedies on Default.

               i. Acceleration. Upon default by the Debtor as defined hereunder, and if such default shall remain unremedied for twenty (20) days after notice of default is mailed to Debtor, then the Secured Party may at its option declare all of the Obligations of this Agreement and the Note secured hereby immediately due and payable without further notice. In the event of default and in the event of acceleration, the Secured Party shall have all the rights, remedies and privileges with respect to repossession, retention and sale of the collateral and disposition of the proceeds as are accorded to a secured party by the applicable sections of the Uniform Commercial Code respecting "Default" in effect as of the date of this Security Agreement;

               ii. Attorneys' Fees, etc. Upon any default, the Secured Party may consult an attorney and Debtor agrees to reimburse Secured Party for all reasonable attorneys' fees and expenses as provided in the Loan Agreement of even date between the Debtor and the Secured Party and the legal and other expenses for pursuing, searching for, receiving, taking, keeping, storing, advertising and selling the collateral;

               iii. Deficiency. The Debtor shall remain liable for any deficiency resulting from a sale of the collateral and shall pay any such deficiency forthwith on demand;

               iv. Monies Advanced. If the Debtor shall default in the performance of any of the provisions of this Agreement on the Debtor's part to be performed, the Secured Party may perform same for the Debtor's account and any monies expended in so doing shall be chargeable with interest to the Debtor and added to the indebtedness secured hereby;

               v. Seizure. Assembling Collateral and Notice of Sale. In conjunction with, addition to or substitution for those rights, the Secured Party, at its discretion, may in a commercially reasonable fashion: (1) enter upon Debtor's premises peaceably by the Secured Party's own means or with legal process and take possession of the collateral, or render it unusable, or dispose of the collateral on the Debtor's premises and the Debtor agrees not to resist or interfere;
          (2) require Debtor to assemble the collateral and make it available to the Secured Party at a place to be designated by the Secured Party, reasonably convenient to both parties (Debtor agrees that the Secured Party's address as set forth above is a place reasonably convenient for such assembling). Unless the collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice will be met if such notice is mailed, postage prepaid, to the address of the Debtor shown above, at least three days before the time or sale or disposition;

          (g) Assignment. The Secured Party may assign this Agreement and if assigned the assignee shall be entitled, upon notifying the Debtor, to the performance of all of Debtor's Obligations and agreements hereunder and the assignee shall be entitled to all of the rights and remedies of the Secured Party hereunder. Debtor will not assert against the assignee any claims or defenses which the Debtor may have against the Secured Party. The Debtor shall not assign this Agreement without the written consent of Secured Party;

          (h) Financing Statement. The Secured Party is hereby authorized to file a Financing Statement;

          (i) Captions. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement nor the intent of any provision thereof.

          (j) Binding and Benefit. The terms, warranties and agreements herein contained shall bind and inure to the benefit of the respective parties hereto, and their respective legal representatives, successors and assigns.

          (k) Miscellaneous. The gender and number used in this Agreement are used as a reference term only and shall apply with the same effect whether the parties are of the masculine or feminine gender, corporate or other form, and the singular shall likewise include the plural. This Agreement shall be construed pursuant to the laws of the State of Vermont.

     IN WITNESS WHEREOF, the Parties have respectively signed these presents the day and year first above written.

SECURED PARTY:                         VERMONT ECONOMIC DEVELOPMENT
                                       AUTHORITY




                                       By: /s/ PAUL S. DENTON
                                          ______________________________________
                                          Paul S. Denton, Manager


DEBTOR:                                ASCUTNEY MOUNTAIN RESORT HOTEL,
                                       L.P., by its General Partner,
                                       Snowdance Hotel Company




                                       By:
                                          ______________________________________
                                          President and Duly
                                          Authorized Agent of
                                          Snowdance Hotel Company

                        SCHEDULE A TO SECURITY AGREEMENT
                  Ascutney Mountain Resort Hotel, L.P., Debtor
              Vermont Economic Development Authority, Secured Party

     This Security Agreement includes all right, title, estate and interest of the Debtor in, to and under all of the following described property, whether now owned by or owing to, or hereafter acquired by or arising in favor of, Debtor, wherever located:

          All fixtures as defined in the Uniform Commercial Code for the State of Vermont (the "Code") in which Debtor now or hereafter has any interest, to the extent of that interest, including, without limitation, all of the fixtures, systems, machinery, apparatus, equipment and fittings of every kind and nature whatsoever and all appurtenances and additions thereto and substitutions or replacements thereof, now or hereafter attached or affixed to or constituting a part of, or located in or upon, the Debtor's lands and premises located on Route 44 in West Windsor, Vermont, including, without limitation, all heating, electrical, mechanical, lighting, lifting, plumbing, ventilating, air conditioning and air cooling, refrigerating, incinerating, power, loading and unloading systems or apparatus, signs, escalators, elevators, boilers, communication systems or apparatus, switchboards, sprinkler and other fire prevention and extinguishing fixtures, systems, machinery, apparatus and equipment, and all engines, motors, turbines, dynamos, machinery, pipes, pumps, tanks, conduits and ducts constituting a part of any of the foregoing;

          All equipment (as defined in the Code) in which Debtor now or hereafter has any interest, to the extent of that interest, including, but not limited to, machinery, tools, office machines and equipment, computers and appliances;

          All inventory (as defined in the Code) in which Debtor now or hereafter has any interest, to the extent of that interest, including, without limitation, all inventory, merchandise, goods and other personal property which are held by or on behalf of the Debtor for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in the Debtor's business, or the processing, packaging, promotion, delivery or shipping of the same, and all finished goods;

          All other goods and personal property in which the Debtor has any interest, to the extent of that interest, whether now or hereafter owned or existing, leased, consigned by or to or acquired by Debtor, and wherever located and miscellaneous property of whatsoever nature which are now or may from time to time be incorporated in or installed in or attached to or otherwise made part of or used in connection with the Debtor's lands and premises located on Route 44, West Windsor, Vermont;

          All accounts and accounts receivable (as defined in the Code) in which the Debtor now or hereafter has any interest, to the extent of that interest, including any right of Borrower to payment for goods sold or leased or for services rendered; all contract rights (as defined in the Code) in which the Debtor now or hereafter has any interest; all general intangibles (as defined in the Code) in which the Debtor now or hereafter has any interest, to the extent of that interest;

          All proceeds and products of the foregoing, including, without limitation, (i) proceeds resulting from voluntary or involuntary dispositions thereof and including, but not limited to, all property of any type (including without limitation all accounts, chattel paper, deposit accounts, instruments, equipment, inventory, consumer goods, farm products, documents and general intangibles) that is acquired with any cash proceeds, and (ii) all guarantees, insurance and rights against sureties Debtor may have in connection therewith and all proceeds and products relating thereto or therefrom, and all Debtor's right, title and interest in and to additions, accessions, replacements and substitutions to and for the foregoing, and all documents, ledger sheets and files of Debtor relating thereto.

                               SECURITY AGREEMENT

     THIS AGREEMENT made this 6th day of May, 1994, under the laws of the State of Vermont, between Ascutney Mountain Resort, L.P. ("Debtor"), whose mailing address is P. O. Box 699, Brownsville, VT 05037, and Vermont Economic Development Authority ("Secured Party"), whose address is 56 East State Street, Montpelier, Vermont;

                              W I T N E S S E T H

     1. To secure the payment of an indebtedness in the amount of $400,000.00 as evidenced by a note in the principal amount of $400,000.00 with interest at five and five-tenths percent (5.5%) per annum for a term of ten (10) years (the "Note"), and also to secure any other indebtedness or liability of the Debtor to the Secured Party, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including all future advances or loans which may be made at the option of the Secured Party ("Obligations"), Debtor hereby grants and conveys to the Secured Party a security interest in, and mortgages to the Secured Party,

          (a) the property described in the schedule herein ("collateral"), which collateral the Debtor represents will be used primarily in business;

          (b) all property, goods and chattels of the same classes as those scheduled, acquired by the Debtor subsequent to the execution of this Agreement and prior to its termination;

          (c) all proceeds, if any;

          (d) all increases, substitutions, replacements, additions and accessions thereto.

     2. DEBTOR WARRANTS, COVENANTS AND AGREES AS FOLLOWS:

          (a) Payment. To pay and perform all of the Obligations secured by this Agreement according to their terms;

          (b) Defend Title. To defend the title to the collateral against all persons and against all claims and demands whatsoever, which collateral is lawfully owned by the Debtor and is now free and clear of all liens, security interests, claims, charges, encumbrances, taxes and assessments except as may be set forth in the schedule;

          (c) Assurance of Title. On demand of the secured party to:

               i. furnish further assurance of title;

               ii. execute any written agreement or do any other acts necessary to effectuate the purposes and provisions of this Agreement;

               iii. execute any instrument or statement required by law or otherwise in order to perfect, continue or terminate the security interest of the Secured Party in the collateral; and

               iv. pay all costs of filing in connection therewith;

          (d) Possession. To retain possession of the collateral during the existence of this Agreement and not to sell, exchange, assign, loan, deliver, lease, mortgage or otherwise dispose of same without the written consent of the Secured Party except as may be set forth in the schedule;

          (e) Location. To keep the collateral at the location identified as Route 44, Brownsville, VT 05037, and not to remove same (except in the usual course of business for temporary periods) without the prior written consent of the Secured Party;

          (f) Liens. To keep the collateral free and clear of all liens, charges, encumbrances, taxes and assessments, except the prior lien of Fleet Bank-NH in the principal amount of $1,250,000, or as expressly agreed to in writing by Lender provided, however, that any such lien, charge, encumbrance or assessment which Debtor is actively contesting or making a diligent effort to remove shall not be construed to be in violation of this paragraph (f);

          (g) Taxes. To pay, when due, all taxes, assessments and license fees relating to the collateral provided, however, that any such tax, assessment or license fee which Debtor is actively contesting, appealing or challenging pursuant to statute shall not be construed to be in violation of paragraph (g);

          (h) Repairs. To keep the collateral, at Debtor's own cost and expense, in working order and not to misuse, abuse or waste it or allow it to deteriorate except for normal wear and tear and to make it and the books of the Corporation available for inspection by the Secured Party at the location specified in the schedule at all reasonable times and upon reasonable notice;

          (i) Insurance. To keep the collateral insured against loss by fire and extended coverage, theft and other hazards as the Secured Party may require. Policies shall be in such form and amounts and with such companies as the Secured Party may designate and the policies shall be obtained from responsible insurers authorized and licensed to engage in the insurance business in the State of Vermont. Certificates of insurance or policies shall name the Secured Party as an additional insured as the holder of a security interest and shall be deposited with the Secured Party who is authorized, but under no duty, to obtain such insurance upon failure of the Debtor to do so. Policies shall provide that there will be no cancellation or non-renewal without at least thirty (30) days notice in writing to the Secured Party and that any defenses the insurer may have against the Debtor will not be defenses against the Secured Party. Debtor shall give immediate written notice to the Secured Party and to insurers of loss or damage to the collateral and shall promptly file proofs of loss with insurers. In the event of default by Debtor as defined in Section 3(e), Debtor agrees to appoint the Secured Party the attorney-in-fact for the Debtor in obtaining, adjusting and canceling any such insurance and endorsing settlement drafts and agrees to assign to the Secured Party all sums which may become payable under such insurance, including return premiums and dividends, as additional security for the indebtedness. At least twenty (20) days before the termination date of any fire and extended coverage insurance policies covering all secured property, Debtor shall provide Lender evidence that the policies are being renewed or new policies will be in force on the termination date;

          (j) Use of Loan Proceeds. To use the proceeds of the loan to pay part of the purchase price of the machinery and equipment to be purchased with the proceeds of the loans by Secured Party and Fleet Bank-NH ("Bank"), and other costs incidental thereto as represented by Debtor in its application;

          (k) Change of Address. To immediately notify the Secured Party in writing of any change in or discontinuance of Debtor's place or places of business and/or residence;

          (1) Affixed to Realty. If the collateral has been attached to or is to be attached to real estate, to provide a description of the real estate and the name and address of the record owner as set forth in the schedule herein; if the said collateral is attached to real estate prior to the perfection of the security interest granted hereby, Debtor will, on demand of the Secured Party, furnish the latter with a disclaimer or disclaimers, signed by all persons having an interest in the real estate, of any interest in the collateral which is prior to Secured Party's interest.

     3. GENERAL PROVISIONS:

          (a) Notes. Notes, if any, executed in connection with this Agreement, are separate instruments and may be negotiated by the Secured Party without releasing Debtor, the collateral or any guarantor or co-maker. Debtor consents to any extension of time of payment. If there be more than one Debtor, guarantor or co-maker of this Agreement or of Notes secured hereby, the obligation of all shall be primary, joint and several;

          (b) Non-Waiver. Waiver of, or acquiescence in, any default by the Debtor, or failure of the Secured Party to insist upon strict performance by the Debtor of any warranties or agreements in this Security Agreement, shall not constitute a waiver of any subsequent or other default or failure;

          (c) Notices. Notices to either party shall be in writing and shall be delivered personally or by mail addressed to the party at the address herein set forth or otherwise designated in writing;

          (d) Law Applicable. The Vermont Uniform Commercial Code shall govern the rights, duties and remedies of the parties, and any provisions herein declared invalid under any law shall not invalidate this Agreement or any other provision thereof;

          (e) Default. The following shall constitute a default by Debtor:

               i. Non-Payment. Failure to pay the principal or interest on the Note or any indebtedness owed to Secured Party when due;

               ii. Violation. Failure by Debtor to comply with or perform any provision of this Agreement, the Loan Agreement, the Note or mortgage between Secured Party and Debtor, or loan agreements, notes, mortgages or security agreements between Bank and Debtor;

               iii. Misrepresentation. False or misleading representations or warranties made by Debtor in this Agreement;

               iv. Levy. Subjection of the collateral to levy of execution or other judicial process;

               v. Bankruptcy or Other Insolvency Proceedings. The Debtor making a general assignment for the benefit of creditors, or filing a petition in voluntary bankruptcy or seeking a reorganization or consenting to the appointment of a receiver of its property or allowing a petition against it seeking declaration of bankruptcy or insolvency and the failure by Debtor to vacate same within 60 days after the filing of said petition;

               vi. Liquidation. Liquidation or termination of the legal existence of the Debtor or the death of both individual guarantors of the Debtor's obligations;

               vii. Impairment of Security. Any substantial reduction in the value of the collateral or any act of the Debtor which substantially imperils the prospect of full performance or satisfaction of the Debtor's Obligations herein;

          (f) Remedies on Default.

               i. Acceleration. Upon default by the Debtor as defined hereunder, and if such default shall remain unremedied for twenty (20) days after notice of default is mailed to Debtor, then the Secured Party may at its option declare all of the Obligations of this Agreement and the Note secured hereby immediately due and payable without further notice. In the event of default and in the event of acceleration, the Secured Party shall have all the rights, remedies and privileges with respect to repossession, retention and sale of the collateral and disposition of the proceeds as are accorded to a secured party by the applicable sections of the Uniform Commercial Code respecting "Default" in effect as of the date of this Security Agreement;

               ii. Attorneys' Fees, etc. Upon any default, the Secured Party may consult an attorney and Debtor agrees to reimburse Secured Party for all reasonable attorneys' fees and expenses as provided in the Loan Agreement of even date between the Debtor and the Secured Party and the legal and other expenses for pursuing, searching for, receiving, taking, keeping, storing, advertising and selling the collateral;

               iii. Deficiency. The Debtor shall remain liable for any deficiency resulting from a sale of the collateral and shall pay any such deficiency forthwith on demand;

               iv. Monies Advanced. If the Debtor shall default in the performance of any of the provisions of this Agreement on the Debtor's part to be performed, the Secured Party may perform same for the Debtor's account and any monies expended in so doing shall be chargeable with interest to the Debtor and added to the indebtedness secured hereby;

               v. Seizure. Assembling Collateral and Notice of Sale. In conjunction with, addition to or substitution for those rights, the Secured Party, at its discretion, may in a commercially reasonable fashion: (1) enter upon Debtor's premises peaceably by the Secured Party's own means or with legal process and take possession of the collateral, or render it unusable, or dispose of the collateral on the Debtor's premises and the Debtor agrees not to resist or interfere;
          (2) require Debtor to assemble the collateral and make it available to the Secured Party at a place to be designated by the Secured Party, reasonably convenient to both parties (Debtor agrees that the Secured Party's address as set forth above is a place reasonably convenient for such assembling). Unless the collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice will be met if such notice is mailed, postage prepaid, to the address of the Debtor shown above, at least three days before the time or sale or disposition;

          (g) Assignment. The Secured Party may assign this Agreement and if assigned the assignee shall be entitled, upon notifying the Debtor, to the performance of all of Debtor's Obligations and agreements hereunder and the assignee shall be entitled to all of the rights and remedies of the Secured Party hereunder. Debtor will not assert against the assignee any claims or defenses which the Debtor may have against the Secured Party. The Debtor shall not assign this Agreement without the written consent of Secured Party;

          (h) Financing Statement. The Secured Party is hereby authorized to file a Financing Statement;

          (i) Captions. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement nor the intent of any provision thereof.

          (j) Binding and Benefit. The terms, warranties and agreements herein contained shall bind and inure to the benefit of the respective parties hereto, and their respective legal representatives, successors and assigns.

          (k) Miscellaneous. The gender and number used in this Agreement are used as a reference term only and shall apply with the same effect whether the parties are of the masculine or feminine gender, corporate or other form, and the singular shall likewise include the plural. This Agreement shall be construed pursuant to the laws of the State of Vermont.

     IN WITNESS WHEREOF, the Parties have respectively signed these presents the day and year first above written.

SECURED PARTY:                         VERMONT ECONOMIC DEVELOPMENT
                                       AUTHORITY



                                       By: /s/ PAUL S. DENTON
                                          ______________________________________
                                          Paul S. Denton, Manager


DEBTOR:                                ASCUTNEY MOUNTAIN RESORT,
                                       L.P., by its General Partner,
                                       Snowdance Ski Company



                                       By:
                                          ______________________________________
                                          President and Duly
                                          Authorized Agent of
                                          Snowdance Ski Company

                        SCHEDULE A TO SECURITY AGREEMENT
                     Ascutney Mountain Resort, L.P., Debtor
             Vermont Economic Development Authority, Secured Party

     This Security Agreement includes all right, title, estate and interest of the Debtor in, to and under all of the following described property, whether now owned by or owing to, or hereafter acquired by or arising in favor of, Debtor, wherever located:

          All fixtures as defined in the Uniform Commercial Code for the State of Vermont (the "Code") in which Debtor now or hereafter has any interest, to the extent of that interest, including, without limitation, all of the fixtures, systems, machinery, apparatus, equipment and fittings of every kind and nature whatsoever and all appurtenances and additions thereto and substitutions or replacements thereof, now or hereafter attached or affixed to or constituting a part of, or located in or upon, the Debtor's lands and premises located on Route 44 in West Windsor, Vermont, including, without limitation, all heating, electrical, mechanical, lighting, lifting, plumbing, ventilating, air conditioning and air cooling, refrigerating, incinerating, power, loading and unloading systems or apparatus, signs, escalators, elevators, boilers, communication systems or apparatus, switchboards, sprinkler and other fire prevention and extinguishing fixtures, systems, machinery, apparatus and equipment, and all engines, motors, turbines, dynamos, machinery, pipes, pumps, tanks, conduits and ducts constituting a part of any of the foregoing;

          All equipment (as defined in the Code) in which Debtor now or hereafter has any interest, to the extent of that interest, including, but not limited to, machinery, tools, office machines and equipment, computers and appliances;

          All inventory (as defined in the Code) in which Debtor now or hereafter has any interest, to the extent of that interest, including, without limitation, all inventory, merchandise, goods and other personal property which are held by or on behalf of the Debtor for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in the Debtor's business, or the processing, packaging, promotion, delivery or shipping of the same, and all finished goods;

          All other goods and personal property in which the Debtor has any interest, to the extent of that interest, whether now or hereafter owned or existing, leased, consigned by or to or acquired by Debtor, and wherever located and miscellaneous property of whatsoever nature which are now or may from time to time be incorporated in or installed in or attached to or otherwise made part of or used in connection with the Debtor's lands and premises located on Route 44, West Windsor, Vermont;

          All accounts and accounts receivable (as defined in the Code) in which the Debtor now or hereafter has any interest, to the extent of that interest, including any right of Borrower to payment for goods sold or leased or for services rendered; all contract rights (as defined in the Code) in which the Debtor now or hereafter has any interest; all general intangibles (as defined in the Code) in which the Debtor now or hereafter has any interest, to the extent of that interest;

          All proceeds and products of the foregoing, including, without limitation, (i) proceeds resulting from voluntary or involuntary dispositions thereof and including, but not limited to, all property of any type (including without limitation all accounts, chattel paper, deposit accounts, instruments, equipment, inventory, consumer goods, farm products, documents and general intangibles) that is acquired with any cash proceeds, and (ii) all guarantees, insurance and rights against sureties Debtor may have in connection therewith and all proceeds and products relating thereto or therefrom, and all Debtor's right, title and interest in and to additions, accessions, replacements and substitutions to and for the foregoing, and all documents, ledger sheets and files of Debtor relating thereto.

                                    GUARANTY

     THIS GUARANTY given by the undersigned, Susan D. Plausteiner and Steven H. Plausteiner ("Guarantors"), to induce Vermont Economic Development Authority ("Lender") to extend credit to or otherwise become the creditor of Ascutney Mountain Resort, L.P. and Ascutney Mountain Resort Hotel, L.P. ("Borrowers").

     In consideration of the foregoing, it is agreed:

     1. Obligation. The Guarantors jointly and severally guarantee to Lender, its successors and assigns, the prompt and full payment to the Lender when due of the principal sum of $400,000.00 as evidenced by the Note of Borrowers dated of even date herewith in the principal amount of $400,000.00 with interest at the rate therein specified and a term of ten (10) years (the "Note"), and any renewal or replacement thereof, which sum shall be due and payable in full ten
(10) years from the date thereof, including all principal, interest, attorney's fees, costs and expenses of collection and any other charges becoming due under the terms of said Note and the security instruments executed and delivered as security for said Note. A copy of the Note is attached hereto as Exhibit A.

     2. Term. The joint and several liability of the Guarantors shall continue until payment is made of every obligation of the Borrowers now due or hereafter to become due to Lender and until payment is made of any loss or damage incurred by the Lender with respect to any matter covered by this Guaranty.

     3. Consent to Lender's Acts. The Guarantors jointly and severally consent, without affecting the Guarantors' liability to the Lender hereunder, that the Lender may, without notice to or consent of the Guarantors, upon such terms as it may deem advisable:

          (a) Extend, in whole or in part, by renewal or otherwise, the time of payment of any indebtedness owing by the Borrowers to the Lender or held by the Lender as security for any such obligation;

          (b) Release, surrender, exchange, modify, impair or extend the period of duration or the time for performance or payment of any collateral securing any obligation of the Borrowers to the Lender;

          (c) Settle or compromise any claim of the Lender against the Borrowers or against any other person, firm or corporation whose obligation is held by the Lender as collateral security for any obligation of the Borrowers to the Lender.

     The Guarantors hereby ratify and affirm any such extension, renewal, release, surrender, exchange, modification, impairment, settlement or compromise; and all such actions shall be binding upon the Guarantors who hereby waive all defenses, counterclaims or offsets which the Guarantors might have by reason thereof.

     4. Waiver. The Guarantors waive:

          (a) Notice of presentment, demand for payment or protest of any of the Borrowers' obligations or the obligation of any person, firm or corporation held by the Lender as collateral security for the Borrowers' obligation, acceptance and Notice of Acceptance of this Guaranty by the Lender, and the Guarantors acknowledge that by the making of the loan to Borrowers the Lender has accepted this Guaranty and given Notice of Acceptance to the undersigned;

          (b) Notice of the failure of any person, firm or corporation to pay to the Lender any indebtedness held by the Lender as collateral security for any obligation of the Borrowers; and

          (c) All defenses, offsets and counterclaims which the Guarantors may at any time have against the Borrowers are waived only to the extent that they shall not be available to the Guarantors against the Lender.

     5. Representations by Guarantors. The Guarantors represent that at the time of the execution and delivery of this Guaranty nothing exists to impair the effectiveness of the liability of the Guarantors to the Lender hereunder or the immediate taking effect of this Guaranty as the sole agreement between the Guarantors and the Lender with respect to the guaranty of the Borrowers' obligation to the Lender.

     6. Remedies. The Lender may at its option proceed in the first instance against the Guarantors to collect any obligation covered by this Guaranty, without first proceeding against the Borrowers or any other person, firm or corporation and without first resorting to any property at any time held by the Lender as collateral security.

     7. Modifications. The whole of this Guaranty is herein set forth and there is no verbal or other written agreement and no understanding or custom affecting the terms hereof. This

Guaranty can be modified only by a written instrument signed by the party to be charged therewith.

     8. Benefit. This Guaranty is delivered and made in and shall be construed pursuant to the laws of the State of Vermont and is binding upon the Guarantors and their heirs, executors, administrators and legal representatives, and shall inure to the benefit of the Lender, its successors and assigns.

     IN WITNESS WHEREOF, the Guarantors have executed and delivered the within Guaranty this _________ day of May, 1994.


------------------------------------         -----------------------------------
Witness                                               Susan D. Plausteiner


------------------------------------         -----------------------------------
Witness                                               Steven H. Plausteiner

                                    GUARANTY

     THIS GUARANTY given by the undersigned, Snowdance Ski Company ("Guarantor"), to induce Vermont Economic Development Authority ("Lender") to extend credit to or otherwise become the creditor of Ascutney Mountain Resort, L.P. and Ascutney Mountain Resort Hotel, L.P. ("Borrowers").

     In consideration of the foregoing, it is agreed:

     1. Obligation. The Guarantor guarantees to Lender, its successors and assigns, the prompt and full payment to the Lender when due of the principal sum of $400,000.00 as evidenced by the Note of Borrowers dated of even date herewith in the principal amount of $400,000.00 with interest at the rate therein specified and a term of ten (10) years (the "Note"), and any renewal or replacement thereof, which sum shall be due and payable in full ten (10) years from the date thereof, including all principal, interest, attorney's fees, costs and expenses of collection and any other charges becoming due under the terms of said Note and the security instruments executed and delivered as security for said Note. A copy of the Note is attached hereto as Exhibit A.

     2. Term. The joint and several liability of the Guarantor shall continue until payment is made of every obligation of the Borrowers now due or hereafter to become due to Lender and until payment is made of any loss or damage incurred by the Lender with respect to any matter covered by this Guaranty.

     3. Consent to Lender's Acts. The Guarantor consents, without affecting the Guarantor's liability to the Lender hereunder, that the Lender may, without notice to or consent of the Guarantor, upon such terms as it may deem advisable:

          (a) Extend, in whole or in part, by renewal or otherwise, the time of payment of any indebtedness owing by the Borrowers to the Lender or held by the Lender as security for any such obligation;

          (b) Release, surrender, exchange, modify, impair or extend the period of duration or the time for performance or payment of any collateral securing any obligation of the Borrowers to the Lender;

          (c) Settle or compromise any claim of the Lender against the Borrowers or against any other person, firm or corporation whose obligation is held by the Lender as collateral security for any obligation of the Borrowers to the Lender.

     The Guarantor hereby ratifies and affirms any such extension, renewal, release, surrender, exchange, modification, impairment, settlement or compromise; and all such actions shall be binding upon the Guarantor who hereby waives all defenses, counterclaims or offsets which the Guarantor might have by reason thereof.

     4. Waiver. The Guarantor waives:


          (a) Notice of presentment, demand for payment or protest of any of the Borrowers' obligations or the obligation of any person, firm or corporation held by the Lender as collateral security for the Borrowers' obligation, acceptance and Notice of Acceptance of this Guaranty by the Lender, and the Guarantor acknowledges that by the making of the loan to Borrowers the Lender has accepted this Guaranty and given Notice of Acceptance to the undersigned;

          (b) Notice of the failure of any person, firm or corporation to pay to the Lender any indebtedness held by the Lender as collateral security for any obligation of the Borrowers; and

          (c) All defenses, offsets and counterclaims which the Guarantor may at any time have against the Borrowers are waived only to the extent that they shall not be available to the Guarantor against the Lender.

     5. Representations by Guarantor. The Guarantor represents that at the time of the execution and delivery of this Guaranty nothing exists to impair the effectiveness of the liability of the Guarantor to the Lender hereunder or the immediate taking effect of this Guaranty as the sole agreement between the Guarantor and the Lender with respect to the guaranty of the Borrowers' obligation to the Lender.

     6. Remedies. The Lender may at its option proceed in the first instance against the Guarantor to collect any obligation covered by this Guaranty, without first proceeding against the Borrowers or any other person, firm or corporation and without first resorting to any property at any time held by the Lender as collateral security.

     7. Modifications. The whole of this Guaranty is herein set forth and there is no verbal or other written agreement and no understanding or custom affecting the terms hereof. This

Guaranty can be modified only by a written instrument signed by the party to be charged therewith.

     8. Benefit. This Guaranty is delivered and made in and shall be construed pursuant to the laws of the State of Vermont and is binding upon the Guarantor and its successors and legal representatives, and shall inure to the benefit of Lender, its successors and assigns.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by its Duly Authorized Agent and delivered this _______ day of May, 1994.


                                              SNOWDANCE SKI COMPANY

________________________________              By: ______________________________
Witness                                           Susan D. Plausteiner,
                                                  President and Duly
                                                  Authorized Agent

________________________________
Witness

                                    GUARANTY

     THIS GUARANTY given by the undersigned, Snowdance Hotel Company ("Guarantor"), to induce Vermont Economic Development Authority ("Lender") to extend credit to or otherwise become the creditor of Ascutney Mountain Resort, L.P. and Ascutney Mountain Resort Hotel, L.P. ("Borrowers").

     In consideration of the foregoing, it is agreed:

     1. Obligation. The Guarantor guarantees to Lender, its successors and assigns, the prompt and full payment to the Lender when due of the principal sum of $400,000.00 as evidenced by the Note of Borrowers dated of even date herewith in the principal amount of $400,000.00 with interest at the rate therein specified and a term of ten (10) years (the "Note"), and any renewal or replacement thereof, which sum shall be due and payable in full ten (10) years from the date thereof, including all principal, interest, attorney's fees, costs and expenses of collection and any other charges becoming due under the terms of said Note and the security instruments executed and delivered as security for said Note. A copy of the Note is attached hereto as Exhibit A.

     2. Term. The joint and several liability of the Guarantor shall continue until payment is made of every obligation of the Borrowers now due or hereafter to become due to Lender and until payment is made of any loss or damage incurred by the Lender with respect to any matter covered by this Guaranty.

     3. Consent to Lender's Acts. The Guarantor consents, without affecting the Guarantor's liability to the Lender hereunder, that the Lender may, without notice to or consent of the Guarantor, upon such terms as it may deem advisable:

        (a) Extend, in whole or in part, by renewal or otherwise, the time of payment of any indebtedness owing by the Borrowers to the Lender or held by the Lender as security for any such obligation;

        (b) Release, surrender, exchange, modify, impair or extend the period of duration or the time for performance or payment of any collateral securing any obligation of the Borrowers to the Lender;

        (c) Settle or compromise any claim of the Lender against the Borrowers or against any other person, firm or corporation whose obligation is held by the Lender as collateral security for any obligation of the Borrowers to the Lender.

     The Guarantor hereby ratifies and affirms any such extension, renewal, release, surrender, exchange, modification, impairment, settlement or compromise; and all such actions shall be binding upon the Guarantor who hereby waives all defenses, counterclaims or offsets which the Guarantor might have by reason thereof.

     4. Waiver. The Guarantor waives:


        (a) Notice of presentment, demand for payment or protest of any of the Borrowers' obligations or the obligation of any person, firm or corporation held by the Lender as collateral security for the Borrowers' obligation, acceptance and Notice of Acceptance of this Guaranty by the Lender, and the Guarantor acknowledges that by the making of the loan to Borrowers the Lender has accepted this Guaranty and given Notice of Acceptance to the undersigned;

        (b) Notice of the failure of any person, firm or corporation to pay to the Lender any indebtedness held by the Lender as collateral security for any obligation of the Borrowers; and

        (c) All defenses, offsets and counterclaims which the Guarantor may at any time have against the Borrowers are waived only to the extent that they shall not be available to the Guarantor against the Lender.

     5. Representations by Guarantor. The Guarantor represents that at the time of the execution and delivery of this Guaranty nothing exists to impair the effectiveness of the liability of the Guarantor to the Lender hereunder or the immediate taking effect of this Guaranty as the sole agreement between the Guarantor and the Lender with respect to the guaranty of the Borrowers' obligation to the Lender.

     6. Remedies. The Lender may at its option proceed in the first instance against the Guarantor to collect any obligation covered by this Guaranty, without first proceeding against the Borrowers or any other person, firm or corporation and without first resorting to any property at any time held by the Lender as collateral security.

     7. Modifications. The whole of this Guaranty is herein set forth and there is no verbal or other written agreement and no understanding or custom affecting the terms hereof. This

Guaranty can be modified only by a written instrument signed by the party to be charged therewith.

     8. Benefit. This Guaranty is delivered and made in and shall be construed pursuant to the laws of the State of Vermont and is binding upon the Guarantor and its successors and legal representatives, and shall inure to the benefit of Lender, its successors and assigns.


     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by its Duly Authorized Agent and delivered this _____ day of May, 1994.




                                        SNOWDANCE HOTEL COMPANY


_______________________________         By: _____________________________
Witness                                     Susan D. Plausteiner
                                            President and Duly
                                            Authorized Agent

_______________________________
Witness

                            SUBORDINATION AGREEMENT

     This Agreement of Subordination made this 6th day of May, 1994, between Vermont Economic Development Authority, a body corporate and politic and a public instrumentality of the State of Vermont, with its principal place of business at Montpelier, Vermont ("Lender"), and the Limited and General Partners ("Partners") of Ascutney Mountain Resort, L.P. and Ascutney Mountain Resort Hotel, L.P. (collectively the "Borrowers").

     WHEREAS, the Limited and General Partners of each of the Borrowers are as follows:

     ASCUTNEY MOUNTAIN RESORT, L.P.

     Limited Partners:
     ----------------

     Susan D. Plausteiner
     Steven H. Plausteiner

     General Partner:
     ---------------

     Snowdance Ski Company

     ASCUTNEY MOUNTAIN RESORT HOTEL, L.P.

     Limited Partners:
     ----------------

     Susan D. Plausteiner
     Steven H. Plausteiner

     General Partner:
     ---------------

     Snowdance Hotel Company

and;

     WHEREAS, the Borrowers have applied to Lender for a loan in the principal amount of Four Hundred Thousand Dollars ($400,000.00) for a term of ten (10) years, together with interest at 5.5% per annum (the "Loan"); and

     WHEREAS, Lender will only make that loan to the Borrowers if the Partners will enter into this Subordination Agreement;

     NOW, THEREFORE, for and in consideration of One Dollar and other good and valuable consideration paid to the Partners by the Lender, and in order to induce Lender to loan the sum of Four Hundred Thousand Dollars ($400,000.00) to Borrowers, the Partners and Lender hereby agree as follows:

     1. Subordination

     All principal Loan indebtedness and accrued interest thereon owed by the Borrowers to the Partners, individually or collectively, whether owed now or in the future, is hereby subordinated to the Loan made by Lender to Borrowers evidenced by Borrowers' Note dated May 6, 1994 in the principal amount of $400,000.00 (the "Note").

     2. Representation

     The Partners represent that they have made Loans to the Borrowers in the aggregate principal amounts set forth below as of the date of this Agreement:

     ASCUTNEY MOUNTAIN RESORT, L.P.*

     Limited Partners:
     ----------------

     Susan D. Plausteiner
     Steven H. Plausteiner

     General Partner:
     ---------------

     Snowdance Ski Company

     ASCUTNEY MOUNTAIN RESORT HOTEL, L.P.*

     Limited Partners:
     ----------------

     Susan D. Plausteiner
     Steven H. Plausteiner

     General Partner:
     ---------------

     Snowdance Hotel Company

* In the aggregate, $300,000

     3. Term

     The subordination shall continue in force until all principal and interest on the Note is paid in full.

     4. Construction; Benefit

     This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their legal representatives, successors and assigns, and shall be governed by and construed in accordance with the laws of the State of Vermont.

                                       VERMONT ECONOMIC DEVELOPMENT
                                       AUTHORITY



                                       By: /s/ PAUL S. DENTON
                                          ______________________________________
                                          Paul S. Denton, Manager


                                       SNOWDANCE SKI COMPANY



                                       By: /s/ SUSAN D. PLAUSTEINER
                                          ______________________________________
                                          Its President and Duly
                                          Authorized Agent

                                       SNOWDANCE HOTEL COMPANY



                                       By: /s/ SUSAN D. PLAUSTEINER
                                          ______________________________________
                                          Its President and Duly
                                          Authorized Agent




                                       /s/ SUSAN D. PLAUSTEINER
                                       _________________________________________
                                       Susan D. Plausteiner, individually
                                       and as a Limited Partner of
                                       Ascutney Mountain Resort Hotel,
                                       L.P. and Ascutney Mountain Resort,
                                       L.P.



                                       /s/ STEVEN H. PLAUSTEINER
                                       _________________________________________
                                       Steven H. Plausteiner, individually
                                       and as a Limited Partner of
                                       Ascutney Mountain Resort Hotel,
                                       L.P. and Ascutney Mountain Resort,
                                       L.P.